SECURITIES ACT FILE NO. 333-_____
INVESTMENT COMPANY ACT FILE NO. 811-22784

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☒

PRE-EFFECTIVE AMENDMENT NO.    ☐

POST-EFFECTIVE AMENDMENT NO.   ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

AMENDMENT NO.   ☐

_____________________________

DREYFUS MUNICIPAL INFRASTRUCTURE FUND, INC.
(Exact Name of Registrant as Specified in Charter)
_____________________________

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

(212) 922-6000
(Registrant's Telephone Number, including Area Code)

Jeff Prusnofsky, Esq.
The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

_____________________________

Copy to:
David Stephens, Esq.
Nicole M. Runyan, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

_____________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box)

☐           when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered*	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Shares, $.001 par value	66,700 shares	$15.00	$1,000,500	$136.50

______________________
*  Estimated solely for the purpose of calculating the registration fee.

_____________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated December 28, 2012
PROSPECTUS
                    Shares

Dreyfus Municipal Infrastructure Fund, Inc.

Common Shares
$            per Share

Investment Objective.  Dreyfus Municipal Infrastructure Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company.  The Fund's investment objective is to seek to provide as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.  There is no assurance the Fund will achieve its investment objective.

Investment Strategy and Policies.  The Fund will seek to achieve its investment objective by investing in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the income from which is exempt from federal income tax (collectively, "municipal securities"), that the Fund's sub-investment adviser, Standish Mellon Asset Management Company LLC ("Standish"), has identified as stable credits that finance the development, support or improvement of infrastructure in the United States.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities issued to finance infrastructure projects in the United States.  Infrastructure sectors and projects include transportation (e.g., roads, tunnels and bridges, airports, seaports, railways and mass transit systems), energy and utilities (e.g., natural gas transmission and distribution, power plants, water treatment and distribution centers, wastewater treatment facilities, oil and gas pipelines), social infrastructure (e.g., schools, healthcare facilities, public facilities, convention centers), water and environment (e.g., drinking water, wastewater, solid waste, flood control, coastal management), and other similar public sectors and projects that support or facilitate the development or improvement of economic, health, and cultural and social standards in the United States.

The Fund will invest at least [50]% of its Managed Assets in municipal securities that are investment grade quality at the time of investment.  The Fund may invest up to [50]% of its Managed Assets in below investment grade municipal securities, which are regarded as having predominately speculative characteristics with respect to an obligor's capacity to pay interest and repay principal (commonly referred to as "high yield" or "junk" bonds).  See "Risks—Principal Risks of Investing in the Fund—Below Investment Grade Municipal Securities Risk."

No Prior History.  Because the Fund is newly organized, its shares of common stock, par value $0.001 per share (the ''Common Shares''), have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after completion of this public offering.

Listing.  The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange under the ticker symbol "    ."

(continued on following page)

This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference.  Investing in the Fund's Common Shares involves certain risks.  You could lose some or all of your investment.  See "Risks" beginning on page     of this prospectus.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Estimated offering costs(3)	$	$
Proceeds, after expenses, to the Fund	$	$
                ___________________
(1)
The Fund has granted the underwriters an option to purchase up to               additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any.  If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $                 , $                  , $                  and $               , respectively.  See "Underwriting."

(2)
The Fund has agreed to pay the underwriters $        per Common Share as a partial reimbursement of expenses incurred in connection with the offering.  The Fund's investment advisers (not the Fund) have agreed to pay additional compensation to               .  These fees are not reflected under sales load in the table above.  See "Underwriting."

(3)
The Fund will pay offering costs (other than the sales load) up to an aggregate of $     per Common Share sold in this offering.  The Dreyfus Corporation has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund's offering costs (other than the sales load) exceed $    per Common Share. The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $             .  See "Use of Proceeds."

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Delivery of the Common Shares will be made on or about                 , 2013.
_______________________________

The date of this prospectus is                , 2013.

(continued from previous page)

Portfolio Contents.  Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page    ) in municipal securities issued to finance infrastructure projects in the United States.  Although the Fund seeks to provide income exempt from federal income tax, the Fund may invest up to [30]% of its Managed Assets in municipal securities the income from which is subject to the federal alternative minimum tax applicable to individuals.  The Fund will invest 25% or more of its Managed Assets in infrastructure and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one of the infrastructure sectors or projects described herein.  Standish retains broad discretion to allocate the Fund's investments across various infrastructure sectors and projects.

The Fund will invest at least [50]% of its Managed Assets in municipal securities that, at the time of purchase, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the nationally recognized statistical rating organizations ("NRSROs") that rate such securities, or, if unrated, determined to be of comparable quality by Standish.  The Fund may invest up to [50]% of its Managed Assets in municipal securities that are rated below investment grade or are the unrated equivalent as determined by Standish at the time of investment.  No more than [10]% of the Fund's Managed Assets may be invested in municipal securities that are rated below B-/B3 by an NRSRO or are the unrated equivalent as determined by Standish at the time of investment.  The Fund will seek to maintain an effective duration of up to 10 years, which takes into account the effect of optional call provisions of the municipal securities in the Fund's portfolio, but not the Fund's use of leverage.  The Fund will seek to maintain a levered effective duration of up to 14 years, which takes into account the effects of the Fund's use of leverage and optional call provisions of the municipal securities in the Fund's portfolio.  The Fund is not subject to any formal restrictions on its average portfolio maturity or on the duration or the maturity of the individual municipal securities in which it invests.

Leverage.  The Fund may use structural and/or portfolio leverage to enhance its potential for achieving its investment objective.  The Fund may use structural leverage by issuing preferred shares or debt securities or by borrowing money.  The Fund also may employ portfolio leverage by investing in inverse floating rate securities, such as residual interest municipal tender option bonds ("residual interest bonds"), and using other portfolio techniques, including derivatives, that have the economic effect of leverage.  Following the completion of this offering and if current market conditions continue to exist, the Fund expects to employ a combination of structural leverage, through the issuance of preferred shares, and portfolio leverage, primarily by investing in residual interest bonds.  "Effective leverage" is the combination of the amount of any structural leverage and any portfolio leverage used by the Fund.  The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings; however, the Fund does not intend to utilize effective leverage in excess of [45]% of its total Managed Assets  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act of 1940, as amended.  The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  The Fund's leverage strategy may not work as planned or achieve its goal.  See "Use of Leverage."

Investment Adviser and Sub-Investment Adviser.  The Dreyfus Corporation serves as the Fund's investment adviser.  Standish, the Fund's sub-investment adviser, is responsible for the day-to-day management of the Fund's investments in accordance with the Fund's investment objective and policies.  The Dreyfus Corporation and Standish are subsidiaries of The Bank of New York Mellon Corporation.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Common Shares, and retain it for future reference.  A statement of additional information (the "SAI"), dated              , 2013, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the SAI, the table of contents of which is on page    of this prospectus, the Fund's annual and semi-annual reports to shareholders (when available), and other information about the Fund, and make shareholder inquiries by calling                         , by writing to the Fund at 200 Park Avenue, New York, New York 10166, or by visiting www.dreyfus.com.  You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (www.sec.gov).

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Page

Prospectus Summary

Summary of Fund Expenses

The Fund

Use of Proceeds

Investment Objective and Policies

Use of Leverage

Risks

How the Fund Manages Risk

Management of the Fund

Determination of Net Asset Value

Dividends and Distributions

Description of Shares

Certain Provisions of the Articles of Incorporation and By-Laws

Closed-End Structure

Repurchase of Common Shares

Tax Matters

Underwriting

Custodian, Transfer Agent and Dividend Disbursing Agent

Reports to Shareholders

Legal Opinions and Experts

Table of Contents of the Statement of Additional Information

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not, and the underwriters have not, authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund's prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus.  The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of this prospectus and prior to completion of this offering.

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund's Common Shares.  You should review the more detailed information contained in this prospectus and in the statement of additional information ("SAI"), especially the information set forth under the heading "Risks."

The Fund	Dreyfus Municipal Infrastructure Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

The Offering
The Fund is offering              shares of common stock, par value $0.001 per share (the "Common Shares"), at an initial offering price of $       per share.  The Common Shares are being offered by a group of underwriters (the "Underwriters") led by                    .  You must purchase at least          Common Shares ($         ) in order to participate in the offering.  The Fund has granted the Underwriters the right to purchase up to an additional             Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any.  The Dreyfus Corporation, the Fund's investment adviser ("Dreyfus" or the "Adviser"), has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $      per Common Share.  See "Underwriting."

Investment Objective and Principal Investment Strategies
The Fund's investment objective is to seek to provide as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.  There is no assurance the Fund will achieve its investment objective.  The Fund's investment objective is fundamental and may not be changed without prior shareholder approval.  See "Investment Objective and Policies" and "Risks."

The Fund will seek to achieve its investment objective by investing in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the income from which is exempt from federal income tax (collectively, "municipal securities"), that the Fund's sub-investment adviser, Standish Mellon Asset Management Company LLC ("Standish" or the "Subadviser" and, together, with Dreyfus, the "Advisers"), has identified as stable credits that finance the development, support or improvement of infrastructure in the United States.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in municipal securities issued to finance infrastructure projects in the United States.  Infrastructure sectors and projects include transportation (e.g., roads, tunnels and bridges, airports, seaports, railways and mass transit systems), energy and utilities (e.g., natural gas transmission and distribution, power plants, water treatment and distribution centers, wastewater treatment facilities, oil and gas pipelines), social infrastructure (e.g., schools, healthcare facilities, public facilities, convention centers), water and environment (e.g., drinking water, wastewater, solid waste, flood control, coastal management), and other similar public sectors and projects that support or facilitate the development or improvement of economic, health, and cultural and social standards in the United States.  The Fund will invest 25% or more of its Managed Assets in infrastructure and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one of the infrastructure sectors or projects described herein.  Standish retains broad discretion to allocate the Fund's investments across various infrastructure sectors and projects.

"Managed Assets" of the Fund shall mean total assets of the Fund, including any form of effective leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to effective leverage obtained through (i) indebtedness of any type (including, without limitation, borrowings from banks or other financial institutions or the issuance of debt securities or through the purchase of residual interest bonds), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies and/or (iv) any other means, all as determined in accordance with generally accepted accounting principles.  For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Fund's assets in an SPV (defined herein) of which the Fund owns the residual interest bond.  See "Investment Objective and Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities (including Residual Interest Bonds)."

Fund investments will be selected based on Standish's rigorous bottom-up research driven investment process.  Standish focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting.  Standish will select municipal securities for the Fund's portfolio by (i) using fundamental and quantitative credit analysis to estimate the relative value and attractiveness of various sectors and securities to exploit pricing inefficiencies in the municipal securities market and (ii) actively trading among various sectors based on their apparent values.

The Fund will seek to maintain an effective duration of up to 10 years, which takes into account the effect of optional call provisions of the municipal securities in the Fund's portfolio, but not the Fund's use of leverage.  The Fund will seek to maintain a levered effective duration of up to 14 years, which takes into account the effects of the Fund's use of leverage and optional call provisions of the municipal securities in the Fund's portfolio.  The Fund is not subject to any formal restrictions on its average portfolio maturity or on the duration or the maturity of the individual municipal securities in which it invests.  See "Investment Objective and Policies."

Principal Investment Policies	Under normal circumstances, the Fund:

●
will invest at least [50]% of its Managed Assets in municipal securities that, at the time of investment, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the nationally recognized statistical rating organizations ("NRSROs") that rate such securities, or, if unrated, determined to be of comparable quality by Standish;

●
may invest up to [50]% of its Managed Assets in municipal securities that are rated below investment grade or are the unrated equivalent as determined by Standish at the time of investment.  Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to an obligor's capacity to pay interest and repay principal (commonly referred to as "high yield" or "junk" bonds);

●
will not invest more than [10]% of its Managed Assets in municipal securities that are rated below B-/B3 by an NRSRO or are the unrated equivalent as determined by Standish at the time of investment.  The Fund may invest in municipal securities that, at the time of investment, are distressed, but will not invest in municipal securities that, at the time of investment, are in default or involved in bankruptcy or insolvency proceedings;

	●	may invest up to [30]% its Managed Assets in municipal securities the income from which is subject to the federal alternative minimum tax applicable to individuals ("AMT Bonds"); and

	●	will invest no more than [25]% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid.

During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objective and policies.  During such periods, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other municipal securities that may be either tax-exempt or taxable.  Accordingly, during such periods, the Fund may not achieve its investment objective.  The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by Standish, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in "Tax Matters" below).  Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax.

For a more complete discussion of the Fund's portfolio composition, see "Investment Objective and Policies—Principal Investment Strategies" and "—Portfolio Investments."

Portfolio Investments
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities (as defined herein) issued to finance infrastructure projects in the United States, including its territories and possessions (such as Puerto Rico and Guam).  Infrastructure sectors and projects include transportation (e.g., roads, tunnels and bridges, airports, seaports, railways and mass transit systems), energy and utilities (e.g., natural gas transmission and distribution, power plants, water treatment and distribution centers, wastewater treatment facilities, oil and gas pipelines), social infrastructure (e.g., schools, healthcare facilities, public facilities, convention centers), water and environment (e.g., drinking water, wastewater, solid waste, flood control, coastal management), and other similar public sectors and projects that support or facilitate the development or improvement of economic, health, and cultural and social standards in the United States.

Municipal securities may be issued and purchased in the form of bonds, notes, leases, certificates of participation or capital appreciation bonds.   Municipal securities also may be acquired through investments in pooled vehicles, partnerships or other investment companies.  Municipal securities are issued by a municipality typically to finance public projects, to pay general operating expenses, or to refinance outstanding debt.  Municipal securities also may be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects deemed to serve a public purpose.  The municipal securities in which the Fund will invest generally are issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay income that, in the opinion of counsel to the issuer (or on the basis of other authority believed by Standish to be reliable), is exempt from federal income tax, although the income may be subject to the federal alternative minimum tax.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Other municipal securities may be structured as zero coupon bonds.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.  The market categorizes municipal securities by their source of repayment.

The Fund may invest in inverse floating rate municipal securities (sometimes referred to as "inverse floaters"), which are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index.  Such securities include residual interest municipal tender option bonds ("residual interest bonds").  Investing in these types of securities may increase the effective leverage of the Fund.  These types of instruments are described in greater detail under "Investment Objective and Policies—Portfolio Investments—Inverse Floating Rate Securities (including Residual Interest Bonds)."

The yields on and market prices of municipal securities depend on a variety of factors, including general economic and monetary conditions, prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers or obligors to meet interest and principal payments.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective.  Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.  Standish may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy.  These types of strategies may generate taxable income.

See "Investment Objective and Policies—Portfolio Investments—Municipal Securities" and "—Additional Investment Strategies and Techniques—Derivatives and Other Strategic Transactions" for additional information on the types of municipal securities and related instruments in which the Fund may invest.

Leverage
The Fund may use structural and/or portfolio leverage to enhance its potential for achieving its investment objective.  The Fund may use structural leverage by issuing preferred shares ("Preferred Shares") or debt securities, or by borrowing funds from banks or other financial institutions ("Borrowings").  The Fund also may employ portfolio leverage by investing in inverse floaters, such as residual interest bonds, and using other portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions.

Following the completion of this offering and if current market conditions continue to exist, the Fund expects to employ a combination of structural leverage, through the issuance of Preferred Shares, and portfolio leverage, primarily by investing in residual interest bonds.  "Effective leverage" is the combination of the amount of any structural leverage and any portfolio leverage used by the Fund.  The Fund expects that it will use portfolio leverage as it invests the proceeds of the initial public offering of its Common Shares.  [The Fund intends to issue Preferred Shares after it has substantially invested the proceeds of this offering.]  The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed [45]% of its Managed Assets.

Based upon current market conditions, it is expected that the Fund's initial effective leverage will be approximately [35]% of its Managed Assets.  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act of 1940, as amended ("1940 Act").

To the extent the income derived from securities purchased with proceeds received from the Fund's use of effective leverage exceeds the cost of such leverage, the Fund's distributions may be greater than if leverage had not been used.  Conversely, if the income earned on the securities purchased with such proceeds is not sufficient to cover the cost of the Fund's use of effective leverage, the amount available for distribution to holders of the Fund's Common Shares ("Common Shareholders") will be less than if leverage had not been used.

The Fund pays a management fee to Dreyfus (which in turn pays a portion of its fee to the Fund's sub-investment adviser, Standish) based on a percentage of its Managed Assets.  Managed Assets include the proceeds realized and managed from the Fund's use of effective leverage.  The Advisers will base their decision regarding whether and how much leverage to use for the Fund based on their assessment of whether such use of leverage will advance the Fund's investment objective.  However, the fact that a decision to increase the Fund's effective leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore the Advisers' fees means that the Advisers may have a conflict of interest in determining whether to increase the Fund's use of effective leverage.  The Advisers will seek to manage that potential conflict by increasing the Fund's use of effective leverage only when they determine that such increase is consistent with the Fund's investment objective, and by periodically reviewing the Fund's performance and use of effective leverage with the Fund's Board of Directors.

The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  See "Risks—Principal Risks of Investing in the Fund—Leverage Risk."  The Fund's leverage strategy may not work as planned or achieve its goal.

Investment Adviser and Sub-Investment Adviser
The Dreyfus Corporation is the Fund's investment adviser, and Standish Mellon Asset Management Company LLC is the Fund's sub-investment adviser responsible for implementation of the Fund's investment strategy.  Standish is responsible for the day-to-day management of the Fund's investments in accordance with the Fund's investment objective and policies

Founded in 1947, Dreyfus manages approximately $238 billion in approximately 183 mutual fund portfolios.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $27.9 trillion in assets under custody and administration and $1.4 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Standish, which is an indirect wholly-owned subsidiary of BNY Mellon, is a dedicated fixed income manager that traces its roots back to 1933, when its predecessor firm, Standish, Ayer & Wood, Inc., began managing fixed income portfolios for U.S. financial institutions, banks and insurance companies.  Standish offers a wide range of discretionary and non-discretionary credit-based and specialty bond strategies for U.S. and global pension funds, sovereign wealth funds, central banks, endowments, foundations, insurance companies and other institutional investors as well as for retail, individual and high net worth investors.  As of December 31, 2012, Standish had $        billion in assets under management.

The Fund has agreed to pay Dreyfus a monthly investment advisory fee computed at the annual rate of     % of the average daily value of the Fund's Managed Assets.  See "Management of the Fund—Investment Adviser."  Pursuant to the Sub-Investment Advisory Agreement between Dreyfus and Standish, Dreyfus (and not the Fund) has agreed to pay Standish a fee of     % of the average daily value of the Fund's Managed Assets.

Listing	The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange under the symbol " ."

Dividends and Distributions
Commencing with the Fund's first regular distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time (a "Level Rate Distribution Policy").  Over time, the Fund will distribute all of its net investment income.  The Fund expects to declare the initial monthly dividend on the Common Shares within approximately [45] days, and to pay approximately [60 to 90] days, from the completion of this offering depending on market conditions.  At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or, in addition to paying out current net investment income, the Fund may pay out accumulated undistributed income, or may return capital.

A Level Rate Distribution Policy would result in the payment of distributions in approximately the same amount or percentage to Common Shareholders each month.  If the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect.  Nevertheless, Common Shareholders who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not.  Common Shareholders should read any written disclosure regarding dividends or other distributions carefully, and should not assume that the source of any distribution from the Fund is net profits.  The Fund reserves the right to change its Level Rate Distribution Policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to Common Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any Preferred Shares.  See "Dividends and Distributions."

As explained more fully below in "Tax Matters," at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain.  As provided under federal income tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain, and will be entitled to a U.S. federal income tax credit for the U.S. federal income tax deemed paid on their behalf by the Fund.  Under the Fund's distribution policy (but not for U.S. federal income tax purposes), the Fund may treat the cash value of tax credit amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

Distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See "Dividends and Distributions—Dividend Reinvestment Plan" and "Tax Matters."

Special Tax Considerations
The Fund may invest [30]% of its Managed Assets in AMT Bonds. Common Shares, therefore, may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax by purchasing Common Shares.  In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to Common Shareholders as ordinary income, and capital gain dividends will be subject to capital gains taxes.  Distributions from the Fund also may be subject to state and local income taxes.  Because tax laws are complex and often change, Common Shareholders should consult their tax advisers about the tax consequences of an investment in the Fund.  See "Tax Matters."

Risks
Investment in the Fund involves special risk considerations, which are summarized below.  The Fund is designed as a long-term investment and not as a vehicle for short-term trading purposes.  An investment in the Fund's Common Shares may be speculative and it involves a high degree of risk.  The Fund should not constitute a complete investment program.  Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History. The Fund is a newly organized, closed-end management investment company with no operating history and its shares have no history of public trading.

Risk of Market Price Discount From Net Asset Value.  Shares of closed-end funds frequently trade at a market price that is below their net asset value.  This is commonly referred to as "trading at a discount."  This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease.  Investors who sell their Common Shares within a relatively short period after completion of this public offering are likely to be exposed to this risk.  The Fund's net asset value will be reduced following this offering by the sales load and the amount of organizational expenses and offering costs paid by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund.  See "Risks—Principal Risks of Investing in the Fund—Risk of Market Price Discount From Net Asset Value."

Municipal Securities Risk.  Investing in municipal securities involves certain risks.  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in municipal securities.  The yields on and market prices of municipal securities are dependent on a variety of factors.  See "Investment Objective and Policies—Principal Investment Strategies and Policies—Portfolio Investments—Municipal Securities."

Changes in economic, business or political conditions relating to a particular municipality or state in which the Fund invests may have an effect on the Fund's net asset value.  The secondary market for certain municipal securities, particularly below investment grade securities, tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its portfolio securities at attractive prices.

The ability of issuers of municipal securities to make timely payments of interest and repayments of principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments.  In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of, and manage, the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses.  Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the securities of similar infrastructure projects, industrial development bonds, or in particular types of municipal securities (such as revenue bonds, general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the securities' creditworthiness and value.

See "Risks—Principal Risks of Investing in the Fund—Municipal Securities Risk."

The Fund also may invest in municipal leases and certificates of participation that involve special risks because the issuers of those securities may not be obligated to appropriate money annually to make payments.  Leases and installment purchase or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  See "Risks—Principal Risks of Investing in the Fund—Municipal Securities Risk—Special Risks Related to Certain Municipal Securities."

Credit Risk.  Credit risk is the risk that one or more municipal securities in the Fund's portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status.  Below investment grade municipal securities involve greater credit risk.  See "Risks—Principal Risks of Investing in the Fund—Below Investment Grade Municipal Securities Risk."

The two principal classifications of municipal securities are "general obligations" and "revenue obligations."  General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest.  Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.  Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties.  See "Risks—Principal Risks of Investing in the Fund—Credit Risk."

Below Investment Grade Municipal Securities Risk.  Because the Fund may invest a significant portion of its portfolio in below investment grade municipal securities, its portfolio is subject to heightened credit risk.  Below investment grade securities (commonly referred to as "high yield" or "junk" securities) involve substantial risk of loss and are considered predominantly speculative with respect to the obligor's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for high yield securities tend to be very volatile, and those securities are less liquid than investment grade municipal securities.  For these reasons, your investment in the Fund is subject to the following specific risks:

	●	increased price sensitivity to a deteriorating economic environment;

	●	greater risk of loss due to default or declining credit quality;

	●	adverse issuer or obligor specific events are more likely to render the issuer or obligor unable to make interest and/or principal payments; and

	●	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, which may last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than of an investment grade issuer.  See "Risks—Principal Risks of Investing in the Fund—Below Investment Grade Municipal Securities Risk."

Interest Rate Risk.  Interest rate risk is the risk that the municipal securities in the Fund's portfolio (and the Fund's net asset value per Common Share) will decline in value because of increases in market interest rates.  Prices of municipal securities rise and fall in response to changes in market interest rates.  Generally, when interest rates rise, prices of municipal securities fall, and vice versa.  Interest rate changes have a greater effect on the prices of municipal securities with longer maturities and durations.  Currently, market interest rates are at or near record historical lows.  In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.  To the extent that the Fund invests in longer-term municipal securities, the Fund's net asset value and market price per Common Share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in short-term municipal securities.

Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates.  See "Risks—Principal Risks of Investing in the Fund—Interest Rate Risk."

The Fund's use of leverage, as described in this prospectus, may increase its interest rate risk.  The Fund may use certain strategies to reduce the interest rate sensitivity of the Fund's portfolio and decrease its exposure to interest rate risk.  However, there is no assurance that the Fund will do so or that such strategies will be successful.  See "Use of Leverage—Interest Rate Transactions."

Infrastructure Investments Risk. Infrastructure projects may be subject to a variety of factors that may adversely affect their development, including:

	●	high interest costs in connection with capital construction and improvement programs;

	●	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

	●	inexperience with and potential losses resulting from the deregulation of a particular industry or sector;

	●	costs associated with compliance with and changes in environmental and other regulations;

	●	regulation by various government authorities, including government regulation of rates charged to customers;

	●	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

	●	technological innovations that may render existing plants, equipment or products obsolete; and

	●	general changes in market sentiment towards infrastructure and utilities assets.

Call Risk.  Some municipal securities give the issuer the option to call, or redeem, the securities before their maturity date.  If an issuer "calls" its municipal securities during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from an increase in value as a result of declining interest rates.  A decline in income could affect the market price or overall return of Common Shares.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.  See "Risks—Principal Risks of Investing in the Fund—Call Risk."

Liquidity Risk.  The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell such municipal securities at attractive prices.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Fund's net asset value may fall dramatically, even during periods of declining interest rates.  Trading opportunities are more limited for municipal securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  There are fewer dealers in the market for high yield municipal securities than investment grade municipal securities.   The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher quality instruments.  Under adverse market or economic conditions, the secondary market for high yield municipal securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  See "Risks—Principal Risks of Investing in the Fund—Liquidity Risk."

Variable and Floating Rate Securities Risk.  The Fund may invest in floating rate municipal securities ("floaters").  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.  The Fund also may invest in inverse floaters.  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these securities involves the use of portfolio leverage, which may magnify the Fund's gains or losses.  See "Risks—Principal Risks of Investing in the Fund—Variable and Floating Rate Securities Risk."

Residual Interest Bonds Risk.  An investment in residual interest bonds sold as part of a tender option bond program typically will involve greater risk than an investment in a fixed rate municipal security.  Distributions on residual interest bonds, similar to other types of inverse floaters, will bear an inverse relationship to short-term municipal bond interest rates.  Distributions on the residual interests paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall.  The greater the amount of short-term floating rate interests sold relative to the residual interests, the more volatile the distributions on the residual interest bonds will be.  The value of a residual interest bond also is generally more volatile than that of a fixed rate municipal bond.  In addition, the market for these residual interests may not be liquid, which increases the volatility of these instruments and means that the Fund may not be able to sell them when it desires to do so.  Investing in residual interests involves the use of economic leverage which may magnify the Fund's gains or losses.  If the Fund invests in highly leveraged residual interest bonds, the Fund may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interests owned by the Fund.  See "Risks—Principal Risks of Investing in the Fund—Residual Interest Bonds Risk."

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts.  The credit quality of the companies that provide such credit enhancements will affect the value of those securities.  Certain significant providers of insurance for municipal securities recently have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  As a result, such losses have reduced the insurers' capital and called into question their ability to perform their obligations under such insurance if they are called upon to do so in the future.  While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value.  The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.  See "Risks—Principal Risks of Investing in the Fund—Insurance Risk."

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk.  When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.  Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment or when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  See "Risks—Principal Risks of Investing in the Fund—When-Issued, Delayed Delivery and Forward Commitment Transactions Risk."

Leverage Risk.  Following the completion of this offering and if current market conditions continue to exist, the Fund expects to employ a combination of structural leverage, through the issuance of Preferred Shares, and portfolio leverage, primarily by investing in residual interest bonds.  The Fund also is authorized to utilize structural leverage through Borrowings or the issuance of debt securities.  The Fund also may employ portfolio leverage by investing in other inverse floaters and using other portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions.

The Fund's use of leverage creates the opportunity for increased share net income, but also creates special risks for Common Shareholders, such as (a) the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of Preferred Shares or the use of other forms of effective leverage, are borne entirely by the Common Shareholders, and (b) the possibility that (i) Common Share income will fall if the dividend rate on Preferred Shares rises, (ii) Common Share income will fluctuate because the dividend rate on Preferred Shares varies or (iii) Common Share long-term returns will be diminished if the cost of effective leverage exceeds the return on the securities acquired with the proceeds of such leverage.  There is no assurance that the Fund's leveraging strategies will be successful.

The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any Preferred Shares.  The issuance of any Preferred Shares would leverage the Common Shares and the Preferred Shares would have a senior claim on the distribution of the Fund's assets over the Common Shares.  If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's portfolio of investments, the benefit to the holders of the Common Shares of issuing Preferred Shares would be reduced.  If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of the Fund's Common Shares than if the Fund had not issued Preferred Shares.

If the Fund seeks an investment grade rating from an NRSRO for any Preferred Shares issued by the Fund, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating.  Accordingly, the Fund cannot assure the issuance of any Preferred Shares will result in a higher yield or return to the Fund's Common Shareholders.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

The investment advisory fee paid to Dreyfus (part of which is paid by Dreyfus to Standish) will be calculated on the basis of the Fund's average daily total Managed Assets, including assets purchased with effective leverage, so the fees will be higher when such leverage is utilized.  Because the fees received by the Advisers are based on the Fund's Managed Assets, the Advisers have a financial incentive for the Fund to engage in leverage, which may create a conflict of interest between the Advisers and the Fund's Common Shareholders.

See "Risks—Principal Risks of Investing in the Fund—Leverage Risk."

Derivatives and Other Strategic Transactions Risk.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.  If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Additionally, some derivatives the Fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.  The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Accordingly, Standish will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

See "Risks—Principal Risks of Investing in Derivatives and Other Strategic Transactions."

Tax Risk.  To be tax-exempt, municipal securities generally must meet certain regulatory requirements.  Although the Fund will invest in municipal securities that pay income that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Standish to be reliable), from federal income tax, if any such municipal security fails to meet these regulatory requirements, the income received by the Fund from its investment in such securities and distributed by the Fund to Common Shareholders will be taxable.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear.  Additionally, the Fund may not be able to close out certain derivatives contracts in a timely manner.  Consequently, Common Shareholders may receive payments that are treated as ordinary income for federal income tax purposes.  See "Risks—Other Risks of Investing in the Fund—Tax Risk."

Inflation Risk.  Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of payments at future dates.  As inflation increases, the real value of the Common Shares and the Fund's distributions may decline.  In addition, during periods of rising inflation, dividend rates of any Preferred Shares of the Fund would likely increase, which would reduce returns to Common Shareholders.

Recent Developments.  The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the U.S. and global financial markets.  The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of municipal securities they issue.  Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities.  Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of securities issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.  Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations.

The recent instability in the financial markets also has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the municipal securities in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  The Advisers will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that they will be successful in doing so.

See "Risks—Other Risks of Investing in the Fund—Recent Developments."

Market Disruption Risk.  Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters.  The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.  See "Risks—Other Risks of Investing in the Fund—Market Disruption Risk."

Non-Diversification Risk.  The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.  See "Risks—Other Risks of Investing in the Fund—Non-Diversification Risk."

Anti-Takeover Provisions.  Certain provisions of the Fund's Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund's structure.  The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company.  See "Risks—Other Risks of Investing in the Fund—Risk of Anti-Takeover Provisions" and "Certain Provisions of the Articles of Incorporation and By-Laws."

Custodian, Transfer Agent and Dividend Disbursing Agent
[The Bank of New York Mellon] serves as the Fund's custodian, and [Computershare Shareowner Services LLC] serves as the Fund's transfer agent and dividend disbursing agent.  See "Custodian, Transfer Agent and Dividend Disbursing Agent."

Fund Benchmark
For comparative purposes, the Fund utilizes the Barclays Municipal Bond Index as its benchmark.  The Barclays Municipal Bond Index is designed to track the U.S. long-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.  All bonds in the index must be rated Baa3/BBB- or higher and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have been issued within the last five years, and must be at least one year from their maturity date.  AMT Bonds, hospital bonds, housing bonds, tobacco bonds, and airline bonds are excluded from the index.

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand the fees and expenses that you, as an investor in the Fund's Common Shares, would bear directly or indirectly.  Common Shareholders should understand that some of the percentages indicated in the table below are estimates and may vary.  The expenses shown in the table under "Other Expenses" and "Total Annual Fund Operating Expenses" are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately              Common Shares.  The table also assumes the Fund's use of leverage through a combination of structural leverage, through the issuance of Preferred Shares, and portfolio leverage, by investing in residual interest bonds, in an amount equal to [45]% of its Managed Assets (after its use), and shows Fund expenses as a percentage of net assets attributable to Common Shares.  If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares.

Common Shareholder Transaction Expenses (as a percentage of offering price)
Sales load paid by you	%
Offering costs borne by the Fund	%(1)(2)
Dividend reinvestment plan fees	None(3)

As a Percentage of Net Assets Attributable to Common Shares(4)
Annual Expenses
Investment Advisory Fees	%
Interest Expense	%(5)
Fees on Preferred Shares	%(6)
Other Expenses	%
Total Annual Expenses	%

(1)	Dreyfus has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund's offering costs (other than the sales load) exceed $ per Common Share.

(2)
The Advisers (and not the Fund) will pay certain qualifying Underwriters structuring and syndication fees in connection with the offering. See ''Underwriting—Additional Compensation to be Paid by the Advisers.''

(3)	You will be charged a brokerage commission if you direct the Plan Agent (as defined herein) to sell your Common Shares held in a dividend reinvestment account.

(4)
The Fund anticipates initially using leverage through a combination of structural leverage, through the issuance of Preferred Shares, and portfolio leverage, primarily by investing in residual interest bonds.  The fee table assumes in the calculation of the investment advisory fees that the Fund incurs the maximum allowable leverage of [45]% of its Managed Assets.  All costs and expenses related to any form of effective leverage used by the Fund will be borne entirely by Common Shareholders.

Stated as a percentage of net assets attributable to Common Shares assuming no (i) Interest Expense from investment in residual interest bonds and (ii) Fees on Preferred Shares from the issuance of Preferred Shares by the Fund, the Fund's expenses would be as follows:

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (assuming no leverage incurred)
Investment Advisory Fees	%
Other Expenses	%
Total Annual Expenses	%

(5)
"Interest Expense" relates to the Fund's liability with respect to the floating rate notes held by third parties in conjunction with anticipated investments in residual interest bonds and is based on the maximum allowable leverage of [45]% of its Managed Assets.  The Fund records offsetting interest income in an amount at least equal to this expense relating to the municipal securities underlying such transactions.  Had this expense not been included, and no other effective leverage was used by the Fund, total "Other Expenses" would have been the amount reflected in the annual expenses table assuming no leverage as shown in footnote (4) above.

(6)
"Fees on Preferred Shares" assumes an annual dividend rate of     % on $            of Preferred Shares, and includes amortization of offering costs.  Had this expense not been included, and no other effective leverage was used by the Fund, total "Other Expenses" would have been the amount reflected in the annual expenses table assuming no leverage as shown in footnote (4) above.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in the Fund's Common Shares (including a sales load of $      and estimated offering expenses of $         ), assuming (i) the Fund issues            Common Shares in this offering, (ii) total annual expenses of         % of net assets attributable to the Fund's Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$	$	$	$

The examples above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at net asset value.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  Assuming the Fund does not use any effective leverage, including through the use of a combination of residual interest bonds and the issuance of Preferred Shares, the illustrated expenses in the example above would be $      , $     , $       and $     for years 1, 3, 5 and 10, respectively.

THE FUND

Dreyfus Municipal Infrastructure Fund, Inc. is a newly organized, non-diversified, closed-end management investment company.  The Fund was organized as a Maryland corporation on December 21, 2012, and is registered as an investment company under the 1940 Act.  [The Fund has claimed an exclusion from the term "commodity pool operator" ("CPO") under the Commodity Exchange Act.]  As a recently organized entity, the Fund has no operating history.  The Fund's principal office is located at 200 Park Avenue, New York, New York 10166, and its telephone number is                   .

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $      (or approximately $      assuming the Underwriters exercise the over-allotment option in full) after payment of organizational and offering costs estimated to be approximately $      (or approximately $      assuming the Underwriters exercise the over-allotment option in full) and the deduction of the sales load.  Dreyfus has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund's offering costs (other than the sales load) exceed $    per Common Share.  The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below.  The Fund currently anticipates that it will be able to invest substantially all of its total Managed Assets (including the proceeds of this offering and any leverage proceeds) in investments that meet the Fund's investment objective and policies within approximately three to six months after the completion of this offering.  Pending such investment, the Fund may invest up to 100% of its Managed Assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other municipal securities that may be either tax-exempt or taxable.  The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by Standish, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends.  Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax. See "Investment Objective and Policies."

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek to provide as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.  The Fund's investment objective is fundamental and may not be changed without prior shareholder approval.  There is no assurance the Fund will achieve its investment objective.

Principal Investment Strategies and Policies

The Fund will seek to achieve its investment objective by investing in municipal securities (as defined herein) that Standish has identified as stable credits that finance the development, support or improvement of infrastructure in the United States, its territories and possessions (such as Puerto Rico and Guam).  Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities issued to finance infrastructure projects in the United States.  Infrastructure sectors and projects include transportation (e.g., roads, tunnels and bridges, airports, seaports, railways and mass transit systems), energy and utilities (e.g., natural gas transmission and distribution, power plants, water treatment and distribution centers, wastewater treatment facilities, oil and gas pipelines), social infrastructure (e.g., schools, healthcare facilities, public facilities, convention centers), water and environment (e.g., drinking water, wastewater, solid waste, flood control, coastal management), and other similar public sectors and projects that support or facilitate the development or improvement of economic, health, and cultural and social standards in the United States.

The Fund will invest 25% or more of its Managed Assets in infrastructure and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one of the infrastructure sectors or projects described herein.  Standish retains broad discretion to allocate the Fund's investments across various infrastructure sectors and projects.

In addition, under normal circumstances, the Fund:

●
will invest at least [50]% of its Managed Assets in municipal securities that, at the time of investment, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs that rate such securities, or, if unrated, determined to be of comparable quality by Standish;

●
may invest up to [50]% of its Managed Assets in municipal securities that are rated below investment grade or are the unrated equivalent as determined by Standish at the time of investment.  Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to an obligor's capacity to pay interest and repay principal (commonly referred to as "junk" or "high yield" securities);

●
will not invest more than [10]% of its Managed Assets in municipal securities that are rated below B-/B3 by an NRSRO or are the unrated equivalent as determined by Standish at the time of investment.  The Fund may invest in municipal securities that, at the time of investment, are distressed, but will not invest in municipal securities that, at the time of investment, are in default or involved in bankruptcy or insolvency proceedings;

●	may invest up to [30]% its Managed Assets in AMT Bonds; and

●	will invest no more than [25]% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid.

The Fund may not change its investment policy to invest at least 80% of its Managed Assets in municipal securities without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares (if any) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (if any) voting as a separate class.  Upon 60 days' prior written notice to Common Shareholders, however, the Fund may change its investment policy to permit it to invest less than 80% of its Managed Assets in municipal securities issued to finance infrastructure projects in the United States.  When used with respect to the Fund as a whole or particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.  See "Description of Shares—Preferred Shares—Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

The Fund will seek to maintain an effective duration of up to 10 years, which takes into account the effect of optional call provisions of the municipal securities in the Fund's portfolio, but does not take into account the effect of the Fund's use of leverage.  The Fund will seek to maintain a levered effective duration of up to 14 years, which takes into account the effects of the Fund's use of leverage and optional call provisions of the municipal securities in the Fund's portfolio.  Duration is used to measure the market price sensitivity of a bond or a portfolio of bonds to market interest rate changes.  Duration is calculated as the weighted average term-to-maturity (or term-to-currently-in-the-money-call) of a bond's cash flows, and it is typically expressed in years and months.  In general, if prevailing market interest rates change by 1%, a fixed-income bond's value will change (roughly and inversely) by 1% multiplied by the years of duration.  For example, if a bond has a duration of five years, its value can be expected to fall about 5% if market interest rates rise by 1%.  Conversely, such bond's value can be expected to rise about 5% if interest rates fall by 1%.  The calculation of basic duration assumes that the subject bond either will mature on its stated maturity date, or will be called on the earliest date where the call would produce a lower total return to the investor (such a call would be regarded as being "in-the-money").  If market interest rates decline significantly below a bond's coupon rate, the pricing of the bond and calculation of duration assumes that it will be called at the option of the issuer rather than remain outstanding to maturity.  In that instance, where a bond previously priced to maturity is priced to the call, the bond's basic duration will shorten materially.  The Fund's "levered effective duration," when referenced in this prospectus, takes into account the impact of the Fund's use of leverage on the potential effect of interest rate changes on the Fund's portfolio and optional call provisions of the municipal securities in the Fund's portfolio.  The Fund is not subject to any formal restrictions on its average portfolio maturity or on the duration or the maturity of the individual municipal securities in which it invests.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective.  Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.  Standish may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy.  These types of strategies may generate taxable income.  See "—Additional Investment Strategies and Techniques—Derivatives and Other Strategic Transactions."

The Fund may use structural and/or portfolio leverage to enhance its potential for achieving its investment objective.  The Fund may use structural leverage by issuing Preferred Shares or debt securities or through the use of Borrowings.  The Fund also may employ portfolio leverage by investing in inverse floating rate securities, such as residual interest municipal tender option bonds ("residual interest bonds"), and using other portfolio techniques, such as through the use of derivative instruments or reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions, that have the economic effect of leverage.  Based upon current market conditions, it is expected that the Fund's initial effective leverage will be approximately [35]% of its Managed Assets.  The Fund's effective leverage will not exceed [45]% of its Managed Assets.  The Fund also may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.  The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  The Fund's leverage strategy may not work as planned or achieve its goal.  See "Use of Leverage."

If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a significant portion of its investments will pay interest that is taxable under the federal alternative minimum tax.  Special rules apply to corporate holders.  In addition, distributions of regular taxable income will be subject to regular income taxes and distributions of net capital gain will be subject to capital gains taxes. See "Tax Matters."

For comparative purposes, the Fund utilizes the Barclays Municipal Bond Index as its benchmark.  The Barclays Municipal Bond Index is designed to track the U.S. long-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.  All bonds in the index must be rated Baa3/BBB- or higher and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have been issued within the last five years, and must be at least one year from their maturity date.  AMT Bonds, hospital bonds, housing bonds, tobacco bonds, and airline bonds are excluded from the index.

Investment Process

Standish utilizes a team-based philosophy that diversifies risk exposures and emphasizes relative value sector and security selection.  Fund investments will be selected based on Standish's rigorous bottom-up research driven investment process.  Standish focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting.  Standish will select municipal securities for the Fund's portfolio by (i) using fundamental and quantitative credit analysis to estimate the relative value and attractiveness of various sectors and securities to exploit pricing inefficiencies in the municipal securities market and (ii) actively trading among various sectors based on their apparent values.  Standish emphasizes issuers within the revenue bond sector with maturities along the yield curve where incremental yield is maximized and market inefficiencies can be optimized.

Standish's municipal team determines investment strategy in a bottom-up process with input and leadership from portfolio management, research and trading teams.  Expectations of relative quality and relative value are balanced to determine sector and security selection.  Quantitative analytics help determine proper weighting of exposures in seeking to provide a high level of current income.  Standish's municipal team leverages the firm's macro strategy group consisting of economists, senior portfolio managers and sector strategists.  This group helps guide Standish's view on key macro factors that could affect the Fund's portfolio such as interest rates, yield curve and credit spreads.  Standish's municipal team limits reliance on duration management or significant yield curve maneuvering in seeking to provide a high level of current income.

Standish's well-established and continuously refined process draws from the expertise of a broad and deep team of fundamental analysts, traders, portfolio managers and quantitative analysts.  Standish's analysts cover both new and secondary market issues, develop credit opinions and make sector and security recommendations based on credit fundamentals and market conditions.  Analysts are held accountable to a credit outlook surveillance schedule.  Standish analysts focus on infrastructure financings, largely concentrated in the municipal revenue bond sector.  Analysts work closely with dedicated traders to evaluate and identify relative value within and across sectors and securities.

Standish develops allocation objectives based on a particular bond or sector's credit strength and yield spread in the context of its contribution to portfolio risk.  Idea generation can evolve from the trading desk (cheap offerings), credit analysts (superior credits), portfolio managers (market trends), or quantitative strategists (risk measurement).  The investment team compares relative value of sectors and securities trading in the marketplace, and those relationships on a historical basis.  Standish's portfolio management team evaluates the sizing of exposures that are appropriate in the portfolio context.  Once a credit has been determined to warrant inclusion in the strategy, the centralized trading desk executes with a wide range of regional, boutique and national wire houses.  Active management and allocation decisions are made in the context of market volatility and liquidity.  Sell decisions are driven by anticipated decline in fundamental credit outlook and excessive relative valuation.

Portfolio Investments

The Fund's portfolio will be composed principally of the following investments.  A more detailed description of the Fund's investment policies and restrictions and more detailed information about its portfolio investments are contained in the SAI.

Municipal Securities

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities (as defined herein) issued to finance infrastructure projects in the United States, its territories and possessions (such as Puerto Rico and Guam).  Infrastructure sectors and projects include transportation (e.g., roads, tunnels and bridges, airports, seaports, railways and mass transit systems), energy and utilities (e.g., natural gas transmission and distribution, power plants, water treatment and distribution centers, wastewater treatment facilities, oil and gas pipelines), social infrastructure (e.g., schools, healthcare facilities, public facilities, convention centers), water and environment (e.g., drinking water, wastewater, solid waste, flood control, coastal management), and other similar public sectors and projects that support or facilitate the development or improvement of economic, health, and cultural and social standards in the United States.

Municipal securities may be issued and purchased in the form of bonds, notes, leases, certificates of participation or capital appreciation bonds.  Municipal securities also may be acquired through investments in pooled vehicles, partnerships or other investment companies.  Municipal securities are issued by a municipality typically to finance public projects, to pay general operating expenses, or to refinance outstanding debt.  Municipal securities also may be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects deemed to serve a public purpose.  Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments.  Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt.

The municipal securities in which the Fund will invest generally are issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay income that, in the opinion of counsel to the issuer (or on the basis of other authority believed by Standish to be reliable), is exempt from federal income tax, although the income may be subject to the federal alternative minimum tax.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Other municipal securities may be structured as zero coupon bonds.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.  The market categorizes municipal securities by their source of repayment.

The yields on and market prices of municipal securities depend on a variety of factors, including general economic and monetary conditions, prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers or obligors to meet interest and principal payments.

The Fund may purchase municipal securities that that have credit enhancement or that are additionally secured by insurance, bank credit agreements or escrow accounts.  Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults.  In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer.  Normally, the credit enhancer has greater financial resources and liquidity than the issuer.  The credit quality of companies which provide such credit enhancements will affect the value of those securities.  Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income.  The Fund may use any insurer, regardless of its rating.  A municipal security will be deemed to have the higher of the rating of its insurer or its underlying issuer.  The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares. For this reason, Standish usually evaluates the credit risk of a fixed-income security with credit enhancement based solely upon its credit enhancement.

The Fund also may purchase municipal securities that represent lease obligations, municipal notes and other forms of municipal securities.  See "—Municipal Leases and Certificates of Participation" and "–Residual Interest Bonds" below, and "Investment Objective and Policies" in the Fund's SAI for additional information about the Fund's investments.

Revenue Bonds.  Revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees.  Holders of revenue bonds may not depend on the municipality's general taxes or revenues for payment of the bonds.  For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds.  Therefore, a shortfall in the tolls normally would result in a default on the bonds.  As a result of the Fund's 80% investment policy, the Fund expects that a larger percentage of its Managed Assets will be invested in revenue bonds than invested in general obligation bonds.

General Obligation Bonds.  General obligation bonds are supported by the issuer's power to exact property or other taxes.  The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds.  However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.  Under current law, a significant portion of the private activity bond market is comprised of AMT Bonds. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.  The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer's adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.  See "Tax Matters."

Municipal Leases and Certificates of Participation.  The Fund may invest in municipal leases and participations therein.  Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by a state or local government to acquire equipment or facilities.  To comply with state public financing laws, these leases typically are subject to annual appropriation.  In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget.  After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.  The Fund may invest in securities supported by individual leases or pools of municipal leases.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments.  The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.  Leases and installment purchase or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt because many leases include "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.  Under these leases, the Fund's ability to recover in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee.  In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities.  Although these leases or contracts may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund's original investment.

Income from municipal leases and certificates of participations is generally exempt from state and local taxes in the state of issuance.  There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments.  In deciding whether to purchase a lease obligation, Standish will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state.  These securities may be less readily marketable than other municipal securities.

Municipal Notes.  Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years.  Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes.  Tax anticipation notes are issued to finance the working capital needs of governments.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs.  Bond anticipation notes are issued to provide interim financing until long- term bond financing can be arranged.  In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes.  Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.  Construction loan notes are sold to provide construction financing.  Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.  The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.  An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Special Taxing Districts.  Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.  They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.  Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.  The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Inverse Floating Rate Securities (including Residual Interest Bonds)

Inverse floating rate securities (sometimes referred to as "inverse floaters") are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Such securities include residual interest bonds.  Generally, inverse floating rate securities and residual interest bonds represent beneficial interests in a special purpose trust or other vehicle formed by a third party sponsor for the purpose of holding municipal securities (an "SPV").  The SPV typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest bonds). Both classes of beneficial interests are represented by certificates.  The short-term floating rate securities have first priority on the cash flow from the municipal securities held by the SPV.  Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees.  The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer.  For its inverse floating rate investment, the Fund receives the residual cash flow from the SPV.  Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the SPV.  The volatility of the interest cash flow and the residual market value will vary with the degree to which the SPV is leveraged.  This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the SPV.  In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal securities held in the SPV are passed through to the Fund, as the holder of the residual interest bond.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal security deposited in the SPV affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters' value is generally more volatile than that of fixed rate bonds.  The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure.  These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities issued by SPVs that have recourse to the Fund.  In Standish's discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of an SPV.  The Fund may enter into such recourse agreements (i) when the liquidity provider to the SPV requires such an agreement because the level of leverage in the SPV exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the SPV in the event that the municipal security held in the SPV has declined in value.  Such an agreement would require the Fund to reimburse the third party sponsor of the SPV, upon termination of the SPV issuing the inverse floater, the difference between the liquidation value of the securities held in the SPV and the principal amount due to the holders of floating rate interests.  Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities.  Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement.  If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund will purchase residual interest bonds only when Standish is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying municipal securities and that payment of any tender fees will not have the effect of creating taxable income for the Fund.  Based on the SPV agreement, the Fund expects to be able to value the residual interest bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same SPV.   If the Fund ever purchases all or a portion of the floating rate securities sold by the SPV, it may surrender those floaters together with a proportionate amount of the residual interest bond to the SPV in exchange for a proportionate amount of the municipal securities owned by the SPV.  In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal securities held in the SPV are passed through to the Fund, as the holder of the residual interest bond.  The Fund will recognize taxable capital gains (or losses) upon any sale of municipal securities to an SPV.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in SPVs.

Investments in inverse floating rate securities, including residual interest bonds, create effective leverage.  The use of leverage creates special risks for Common Shareholders.  See "Use of Leverage" and "Risks—Principal Risks of Investing in the Fund—Leverage Risk" and "—Variable and Floating Rate Securities Risk."

Floating Rate Securities

The Fund may also invest in floating rate securities, as described above, issued by SPVs.  Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer.  Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years.  Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the SPV, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution.  As further assurance of liquidity, the terms of the SPV provide for a liquidation of the municipal security deposited in the SPV and the application of the proceeds to pay off the floating rate security.  The SPVs that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell municipal securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, which means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  The Fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund also may purchase instruments that give the Fund the option to purchase a municipal security when and if issued.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation.  When held to its maturity, its return comes from the difference between the purchase price and its maturity value.  A zero coupon bond is normally issued and traded at a deep discount from face value.  Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.  The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash.  Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

Below Investment Grade Municipal Securities

The Fund may invest up to [50]% of its Managed Assets in below investment grade municipal securities (commonly referred to as "junk" or "high yield" securities), such as those rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") and BB or lower by Standard & Poor's Corporation Ratings Group, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings, Inc. ("Fitch") or securities comparably rated by other NRSROs, or in unrated securities determined by Standish to be of comparable quality at the time of investment.  Municipal securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.  Municipal securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  Municipal securities rated Ca by Moody's and C by S&P or Fitch are regarded as having extremely poor prospects of ever attaining any real investment standing.  Municipal securities rated C by Moody's and D by S&P or Fitch are in default and the payment of interest and/or repayment of principal is in arrears.  When Standish believes it to be in the best interests of the Fund's Common Shareholders, the Fund will reduce its investment in below investment grade municipal securities.

The prices of fixed-income municipal securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities.  Accordingly, high yield municipal securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with high yield municipal securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund's relative net asset value volatility.

The ratings of Moody's, S&P, Fitch and other NRSROs represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, Standish also will independently evaluate these securities and the ability of the issuers and obligors of such securities to pay interest and repay principal.  To the extent that the Fund invests in below investment grade municipal securities that have not been rated by a NRSRO, the Fund's ability to achieve its investment objective will be more dependent on Standish's credit analysis than would be the case when the Fund invests in rated securities.

For purposes of investment rating limitations in this prospectus, a municipal security is considered to have the highest rating assigned to it by an NRSRO or, in the case of an unrated municipal security, to have the same rating as rated municipal securities judged by Standish to be of comparable quality.  The credit quality policies noted above apply only at the time a municipal security is purchased, and the Fund is not required to dispose of a municipal security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issue or if Standish's credit assessment changes.  In determining whether to retain or sell such a municipal security, Standish may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.  A general description of the ratings of S&P, Moody's and Fitch of municipal securities is set forth in Appendix A to the SAI.

Distressed Securities.  The Fund may invest in the municipal securities of financially distressed issuers.  Such investments generally trade significantly below par and are considered speculative.  The Fund will not invest in municipal securities that, at the time of investment, are in default or involved in bankruptcy or insolvency proceedings.

Illiquid Securities

The Fund may invest up to [25]% of its Managed Assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.  Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.  The Fund's Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price that which would have prevailed when it decided to sell.  Illiquid securities will be priced at fair value as determined in good faith by the Fund's Board of Directors.

Other Investment Companies

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.  These securities include shares of other closed-end funds, open-end investment companies (i.e., mutual funds), exchange-traded funds (often referred to as "ETFs") and business development companies that invest primarily in municipal securities of the types in which the Fund may invest directly.  ETFs are registered investment companies that aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."  The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the fixed-income market.  As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees with respect to assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  The Fund also may invest its uninvested cash reserves, or cash received as collateral from borrowers of their portfolio securities in connection with its securities lending program, in shares of one or more money market funds advised by Dreyfus.  Such investments will not be subject to the limitations described above.

Standish will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security investments. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks—Principal Risks of Investing in the Fund—Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Additional Investment Strategies and Techniques

Derivatives and Other Strategic Transactions

Derivatives are financial instruments that require payments based upon changes in the values of designated or underlying securities, commodities, financial indexes or other assets or instruments.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.  Examples of derivative instruments that the Fund may use (in addition to inverse floaters) include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments, such as structured notes and credit derivatives.  The Fund may invest in, or enter into, derivative instruments for a variety of reasons, including as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy.  These types of strategies may generate taxable income.  Standish may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivative instruments may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivative instruments generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative instrument bears the risk that the counterparty will default.  Accordingly, the Subadviser will consider the creditworthiness of counterparties to over-the-counter derivative instruments in the same manner as it would review the credit quality of a security to be purchased by the Fund.

Futures Transactions.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  The Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, securities, and security indexes.  The Fund may enter into futures contracts and options thereon in U.S. domestic markets.  Futures contracts may be based on various debt securities and securities indexes (such as the Municipal Bond Index traded on the Chicago Board of Trade).  Successful use of futures and options on futures contracts by the Fund also is subject to the Subadviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  NRSRO guidelines on any Preferred Shares issued by the Fund may limit the use of these transactions.

Swap Transactions.  The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk and reduce portfolio turnover.  Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and involve two parties exchanging a series of cash flows at specified intervals.  In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount").  Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A.  Swap agreements can take many forms and are known by a variety of names.  The Fund generally will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The Fund also may enter into a swap option (sometimes called "swaptions"), which is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Credit Default Swaps.  In addition to certain other credit derivatives, the Fund may enter into credit default swaps.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Options.  The Fund may purchase or write (i.e., sell) call and put options with respect to specific securities (or groups or "baskets" of specific securities), indices or futures contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may sell only "covered" options.  A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

Structured Notes.  Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.  The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding.  As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Credit Derivatives.  The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.

Repurchase and Reverse Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time.  If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds.  This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

The Fund may utilize reverse repurchase agreements in order to add leverage to its portfolio.  Under a reverse repurchase agreement, the Fund would sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price.  Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities.  Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.  Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitation on the use of Borrowings.  Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Stand-By Commitments

The Fund may acquire "stand-by commitments" with respect to municipal securities held in its portfolio.  Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  Gains realized in connection with stand-by commitments will be taxable.

Short-Term Fixed-Income Securities and Money Market Instruments; Temporary Defensive Position

During the period in which the net proceeds of this offering of Common Shares are being invested or during periods in which Standish determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other municipal securities that may be either tax-exempt or taxable.  Accordingly, during such periods, the Fund may not achieve its investment objective.  The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by the Subadviser, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in "Tax Matters" below).  Investments in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax.  For more information, see the SAI under "Tax Matters."

The Subadviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent.  The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective.  Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed [35]% under normal circumstances. However, there are no limits on the Fund's rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Standish's opinion, investment considerations warrant such action.  A higher portfolio turnover rate would result in certain transactional expenses that are borne by the Fund.  Although these expenses are not reflected in the Fund's "Total Annual Expenses" on page      of this prospectus, they will be reflected in the Fund's total return.  In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.  See "Tax Matters."

USE OF LEVERAGE

The Fund may use structural and/or portfolio leverage to enhance its potential for achieving its investment objective.  The Fund may use structural leverage by issuing Preferred Shares or debt securities or through the use of Borrowings.  The Fund also may employ portfolio leverage by investing in inverse floaters, such as residual interest bonds, and using other portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions.

Following the completion of this offering and if current market conditions continue to exist, the Fund expects to employ a combination of structural leverage, through the issuance of Preferred Shares, and portfolio leverage, primarily by investing in residual interest bonds.  These types of instruments are described in greater detail under "Investment Objective and Policies—Portfolio Investments—Inverse Floating Rate Securities (including Residual Interest Bonds)" and "—Portfolio Leverage—Residual Interest Bonds."  The Fund expects that it will use portfolio leverage as it invests the proceeds of the initial public offering of its Common Shares.  [The Fund intends to issue Preferred Shares after it has substantially invested the proceeds of this offering.]  The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed [45]% of its Managed Assets.

Based upon current market conditions, it is expected that the Fund's initial effective leverage will be approximately [35]% of its Managed Assets.  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

The investment advisory fee paid to Dreyfus (part of which is paid by Dreyfus to Standish) will be calculated on the basis of the Fund's average daily total Managed Assets, including assets purchased with any forms of leverage, so the fees will be higher when leverage is utilized.

The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  See "Risks—Principal Risks of Investing in the Fund—Leverage Risk."  The Fund's leverage strategy may not work as planned or achieve its goals.

Structural Leverage—Preferred Shares and Borrowings

The Fund is authorized to utilize effective leverage through the issuance of Preferred Shares and/or Borrowings, including the issuance of debt securities.  [Subject to market conditions, approximately [one to three] months after the completion of the offering of the Common Shares, the Fund intends to offer Preferred Shares representing approximately     % of its Managed Assets immediately after their issuance.]

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund, is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets less all liabilities and indebtedness of the Fund).  Any Preferred Shares would have complete priority upon distribution of assets over the Common Shares.  So long as the Fund's portfolio was invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage would cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.  Conversely, if the Fund's portfolio was invested in securities that provide a lower rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage would cause Common Shareholders to receive a lower rate of income than if the Fund were not leveraged.

If the Fund issued Preferred Shares it would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of the liquidation value of its outstanding Preferred Shares plus its outstanding liabilities and indebtedness.  In addition, as a condition to obtaining NRSRO ratings on the Preferred Shares, the terms of any Preferred Shares issued would be expected to include asset coverage maintenance provisions which would require a reduction of indebtedness or the redemption of the Preferred Shares in the event of non-compliance by the Fund and might also prohibit dividends and other distributions on the Common Shares in such circumstances.  In order to meet redemption requirements, the Fund might have to liquidate portfolio securities.  Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur certain expenses and could result in capital losses to the Fund.  Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").  In addition, any NRSRO providing a rating on the Preferred Shares may impose requirements on the Fund with respect to its asset coverage or portfolio composition that would be more stringent than those imposed on the Fund by the 1940 Act and might limit the ability of the Fund to engage in leverage or certain strategic transactions.  It is not anticipated that these covenants or guidelines would impede Standish from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Under the 1940 Act, the Fund generally is not permitted to use Borrowings or issue commercial paper or notes unless immediately after the Borrowing the value of the Fund's total assets less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the 1940 Act generally prohibits the Fund from declaring any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount, after deducting the amount of such dividend or distribution.  This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed, or to loans made for temporary purposes and in an amount that does not exceed five percent of the Fund's total assets.  If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowings to the extent necessary in order to maintain the required asset coverage.  Failure to maintain certain asset coverage requirements could result in an event of default or entitle the debt holders to elect a majority of the Fund's Board of Directors.

Effects of Structural Leverage

Assuming that the Preferred Shares will represent approximately      % of the Fund's Managed Assets (after their issuance) and pay dividends at an annual average rate of      % (based on market rates as of the date of this prospectus), the additional income that the Fund must earn (net of estimated expenses) in order to cover such dividend payments is        %.  Of course, these numbers are merely estimates used for illustration.  [Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.]

The following table is designed to illustrate the effect of leverage through the issuance of Preferred Shares on Common Share total return.  The assumed portfolio total returns and Common Share total returns are hypothetical and actual returns may be greater or less than those appearing in the table.  The table assumes investment portfolio total returns (comprised of income and changes in the value of the municipal securities held in the Fund's portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%.  The table further assumes the issuance of Preferred Shares representing      % of the Fund's assets (after issuance) and the Fund's currently projected annual Preferred Share dividend rate of       %.  See "—Leverage Risks."

Assumed Portfolio Total Return	(10)%	(5)%	0%	5%	10%
Common Share Total Return	%	%	%	%	%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and changes in the value of the municipal securities that the Fund owns.  The table depicts three cases in which the Fund suffers capital losses and two in which it enjoys capital appreciation.  For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on investments in municipal securities is entirely offset by losses in the value of those investments.

Portfolio Leverage—Residual Interest Bonds

The Fund also is authorized to utilize effective leverage by investing in residual interest bonds acquired through municipal tender option bond programs.  When the Fund sells a municipal security held in its portfolio to the SPV, it receives the proceeds from the sale of the floating rate interests in the SPV, less certain transaction costs.  These proceeds generally will be used by the Fund to engage in economic leverage (i.e., purchase additional municipal securities or other permissible investments).

To initiate a residual interest bond investment, the Fund may sell a municipal security it holds to a broker-dealer for cash.  At the same time, the Fund buys a residual interest in the assets and cash flows of an SPV set up by that broker-dealer, the assets of which consist of a municipal security that is identical to that sold by the Fund to the broker-dealer by the Fund (the "SPV Bond").  The SPV also issues and sells notes paying floating rates of interest ("Floating-Rate Notes") to third parties.  The Floating-Rate Notes have interest rates that generally reset weekly based on changes in a reference interest rate (such as LIBOR or the SIFMA Municipal Bond Swap Index) and their holders have the option to tender for redemption at par value at each reset date.  Floating-Rate Notes may have first priority on the cash flow from the securities held by the SPV and are enhanced with a liquidity support arrangement from the liquidity provider which allows holders to tender their position at par (plus accrued interest).  The income earned on the SPV Bond is, in effect, first used to pay the interest payable on the Floating-Rate Note, with any remaining income then going to the Fund as the residual interest bondholder.

A residual interest bond investment held by the Fund generally gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par value and (2) to require the sponsoring broker-dealer to terminate the SPV and transfer the SPV Bond to the Fund.  Should the Fund exercise this right, it would generally pay the broker-dealer the par value of the Floating-Rate Notes and exchange the residual interest bond for the underlying SPV Bond.  The SPV also may be terminated by the sponsoring broker-dealer upon the occurrence of certain termination events as defined in the SPV's trust agreement, such as a downgrade in the credit quality of the underlying SPV Bond, bankruptcy of or payment failure by the issuer of the SPV Bond, the broker-dealer's inability to remarket Floating-Rate Notes that have been tendered due to insufficient buyers in the market or the SPV's failure to obtain renewal of the liquidity support agreement provided for the Floating-Rate Notes.  The Fund may enter into shortfall and forbearance agreements with an SPV's sponsoring broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the SPV Bond and the liquidation value of the Floating-Rate Notes, as well as shortfalls in interest cash flows.  For investments in residual interest bonds, the Fund's Managed Assets includes the gross assets of the associated SPVs.

Under accounting rules, municipal securities owned by the Fund that are deposited into an SPV are investments of the Fund and are presented on the Fund's Schedule of Investments and outstanding Floating-Rate Notes issued by an SPV are presented as liabilities in the Fund's Statement of Assets and Liabilities.  Interest income from the underlying security is recorded by the Fund on an accrual basis.  Interest expense incurred on the Floating-Rate Notes and other expense related to remarketing, administration and trustee services to an SPV are reported as expenses of the Fund (which are borne by Common Shareholders).

The Fund also may purchase residual interest bonds in secondary market transactions without first owning the underlying bond.  Such transactions are not required to be treated as secured borrowings.

Investments in residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity.  Because the residual interest bond is an inverse floating rate security and only pays a residual income, compared to fixed rate municipal bonds, the value of residual interest bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates.  These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline.  Moreover, the income earned on such bonds will fluctuate in response to changes in prevailing short-term interest rates.  When residual interest bonds are held by the Fund, an increase in short- or long-term market interest rates may adversely affect the income received from such bonds or the net asset value of Common Shares.

Other Forms of Portfolio Leverage

In addition to investing in residual interest bonds, the Fund also may add economic leverage to its portfolio by investing in other inverse floaters, when-issued, delayed delivery or forward commitment transactions, reverse repurchase agreements and entering into derivative and other strategic transactions.  By adding leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks.  Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

Derivatives and other strategic transactions used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on Borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

Leverage Risks

Utilization of leverage is a speculative investment technique and involves certain risks to Common Shareholders. These include the possibility of higher volatility of the net asset value of and distributions on the Common Shares and potentially more volatility in the market value of the Common Shares.  So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any effective leverage together with other related expenses, the effect of such leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged.  On the other hand, to the extent that the then-current cost of any effective leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of such leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders.  Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged.  Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares.  To the extent that the Fund is required or elects to redeem any Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments.  Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.  In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap or cap transaction and could result in a termination payment by or to the Fund.  See "—Interest Rate Transactions."

Interest Rate Transactions

To seek to reduce interest rate risk if the Fund engages in leverage, the Fund may enter into interest rate swap or cap transactions as to all or a portion of Fund leverage.  In an interest rate swap, the Fund would agree to pay to the other party to such swap ("counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate security used by the Fund for effective leverage.  The payment obligation would be based on the notional amount of the swap.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares.  In addition, if short-term interest rates are lower than the Fund's rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares.  If, on the other hand, short-term interest rates are higher than the Fund's rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares.  Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense.  Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.  The Fund has no current intention of selling an interest rate swap or cap.  The Fund would not enter into interest rate swap or cap transactions with an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset dividend or interest payments.  Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares.  Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that Standish believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction.  Further, Standish will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to redeem some or all of any outstanding Preferred Shares or prepay any Borrowings.  This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction.  Such early termination could result in a termination payment by or to the Fund.

RISKS

An investment in the Fund involves special risk considerations, which are described below.  The Fund is designed as a long-term investment and not as a vehicle for short-term trading purposes.  An investment in the Fund's Common Shares may be speculative and it involves a high degree of risk.  The Fund should not constitute a complete investment program.  Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.  Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Principal Risks of Investing in the Fund

No Operating History

The Fund is a newly organized, closed-end management investment company with no operating history and its shares have no history of public trading.

Risk of Market Price Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is below their net asset value.  This is commonly referred to as "trading at a discount."  This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease.  Investors who sell their Common Shares within a relatively short period after completion of this public offering are likely to be exposed to this risk.  The Fund's net asset value will be reduced following this offering by the sales load and the amount of organizational expenses and offering costs paid by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Fund's Common Shares will depend upon whether the market value of those Common Shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the Common Shares and is not directly dependent upon the Fund's net asset value.  Because the market value of the Fund's Common Shares will be determined by factors such as the relative demand for and supply of the Common Shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for such Common Shares.

Municipal Securities Risk

Investing in municipal securities involves certain risks.  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Consequently, the investment performance of the Fund may be more dependent on the analytical abilities of Standish than if the Fund were a stock fund or a taxable bond fund.  Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in municipal securities.  Changes in economic, business or political conditions relating to a particular municipality or state in which the Fund invests may have an effect on the Fund's net asset value.  In addition, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the securities of similar infrastructure projects, industrial development bonds, or in particular types of municipal securities (such as revenue bonds, general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the securities' creditworthiness and value.

The yields on and market prices of municipal securities are dependent on a variety of other factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ability of issuers of municipal securities to make timely payments of interest and repayments of principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments.  In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses.  Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

Special Risks Related to Certain Municipal Securities.  The Fund may invest in municipal leases and certificates of participation in such leases.  Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.  In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.  Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund's original investment.  In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.  Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases.  In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities.  Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Credit Risk

Credit risk is the risk that one or more municipal securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due, because the issuer of the security experiences a decline or the perception of a decline in its financial status.  Below investment grade securities generally are subject to greater credit risk than investment grade securities.  See "–Below Investment Grade Municipal Securities Risk."  The two principal classifications of municipal securities are "general obligations" and "revenue obligations."  General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest.  Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.  Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties.  Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

Credit risk also includes the possibility that a counterparty to a transaction involving the Fund will fail to meet its obligations.  This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Below Investment Grade Municipal Securities Risk

Because the Fund may invest a significant portion of its portfolio in below investment grade municipal securities, its portfolio is subject to heightened credit risk.  Below investment grade securities (commonly referred to as "junk" or "high yield" securities) involve substantial risk of loss and are considered predominantly speculative with respect to the obligor's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments with respect to the markets generally or with respect to a particular issuer or industry.  The market values for high yield securities tend to be very volatile, and those securities are less liquid than investment grade municipal securities.   For these reasons, your investment in the Fund is subject to the following specific risks:

●	increased price sensitivity to a deteriorating economic environment;

●	greater risk of loss due to default or declining credit quality;

●	adverse issuer or obligor specific events are more likely to render the issuer or obligor unable to make interest and/or principal payments; and

●	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, which may last for a significant period of time.

Municipal securities rated below investment grade are predominantly speculative with respect to the capacity of the issuer or obligor to pay interest and repay principal in accordance with the terms of such securities.  See the SAI for a description of Moody's, S&P and Fitch ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than of an investment grade issuer.  An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.  Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its Common Shares.  In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.  In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations.  In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security or securities.  There are fewer dealers in the market for high yield securities than for investment grade obligations.  The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments.  Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities.  In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Interest Rate Risk

Interest rate risk is the risk that the municipal securities held by the Fund (and the Fund's net asset value per Common Share) will decline in value because of changes in market interest rates.  Prices of municipal securities rise and fall in response to changes in market interest rates.  Generally, when interest rates rise, prices of municipal securities fall, and vice versa.  Interest rate changes have a greater effect on the prices of municipal securities with longer maturities and durations.  Currently, market interest rates are at or near record historical lows.  In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.  To the extent that the Fund invests in longer-term municipal securities, the Fund's net asset value and market price per Common Share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in short-term municipal securities.  Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates.

The Fund may invest in inverse floating rate securities, including residual interest bonds.  Compared to similar fixed-rate municipal securities, the value of these securities will fluctuate to a greater extent in response to changes in prevailing long-term interest rates.  Moreover, the income earned on residual interest bonds will fluctuate in response to changes in prevailing short-term interest rates.  Thus, when such securities are held by the Fund, an increase in short-term or long-term market interest rates could adversely affect the income received from such securities and the net asset value of the Common Shares.  To the extent the Fund has Preferred Shares outstanding, an increase in short-term rates would also result in an increase cost of leverage, which would adversely affect the Fund's income available for distribution to Common Shareholders.

Infrastructure Investments Risk

Infrastructure projects may be subject to a variety of factors that may adversely affect their development, including:

●	high interest costs in connection with capital construction and improvement programs;

●	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

●	inexperience with and potential losses resulting from the deregulation of a particular industry or sector;

●	costs associated with compliance with and changes in environmental and other regulations;

●	regulation by various government authorities, including government regulation of rates charged to customers;

●	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

●	technological innovations that may render existing plants, equipment or products obsolete; and

●	general changes in market sentiment towards infrastructure and utilities assets.

Call Risk

Some municipal securities give the issuer the option to "call," or prepay, the securities before their maturity date.  If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call their bonds.  If a call were exercised by the issuer of a security held by the Fund during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.  If that were to happen, it could decrease the Fund's dividends and possibly could affect the market price of the Common Shares.  Similar risks exist when the Fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the Fund's current earnings rate.  A decline in income could affect the market price or overall returns of the Common Shares.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

Liquidity Risk

The secondary market for certain municipal securities tends to be less well developed or liquid than that for taxable debt obligations or other more widely traded municipal obligations, which may adversely affect the Fund's ability to sell such municipal securities at attractive prices.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Fund's net asset value may fall dramatically, even during periods of declining interest rates.  Trading opportunities are more limited for municipal securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  There are fewer dealers in the market for high yield municipal securities than investment grade municipal securities.  The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher quality instruments.  Under adverse market or economic conditions, the secondary market for high yield municipal securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  At times, the Fund, together with other investment companies advised by Dreyfus and its affiliates, including Standish, may own significant positions in certain issues of municipal securities that, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of such positions should it desire to do so.

Variable and Floating Rate Securities Risk

The Fund may invest in floating rate debt instruments.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.  The Fund also may invest in inverse floaters.  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  Investing in these types of securities involves the use of portfolio leverage, which may magnify the Fund's gains or losses.

Residual Interest Bonds Risk

Residual interest bonds are derivative municipal bond securities that have embedded in them the risk of economic leverage.  An investment in these securities typically will involve greater risk than an investment in a fixed rate municipal bond.

Distributions on residual interest bonds will bear an inverse relationship to short-term municipal bond interest rates.  Distributions on residual interest bonds paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall.  The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate interests sold by the issuer of these securities relative to the amount of residual interests that it sells.  The greater the amount of short-term floating rate interests sold relative to the residual interests, the more volatile the distributions on the residual interests will be.  The value of a residual interest bond also is generally more volatile than that of a fixed rate municipal bond.  In addition, the market for these residual interests may not be liquid, which increases the volatility of these instruments and means that the Fund may not be able to sell them when it desires to do so.  Investing in residual interest bonds involves leveraging which may magnify the Fund's gains or losses.  If the Fund invests in highly leveraged residual interest bonds, the Fund may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interests owned by the Fund.

Residual interest bonds generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.  Should short-term interest rates rise, the Fund's investment in residual interest bonds likely will adversely affect the Fund's net asset value per Common Share and income and distributions to Common Shareholders.

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts.  The credit quality of the companies that provide such credit enhancements will affect the value of those securities.  Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future.  While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating.  In such a case, the value of insurance associated with a municipal security would decline and may not add any value.  The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk

When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.  Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.  If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment or when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per Common Share.

Leverage Risk

Leverage risk includes the risk associated with the use of residual interest bonds, inverse floaters, derivatives or other strategic transactions to leverage the Fund's portfolio, as well as the issuance of Preferred Shares or debt securities by the Fund or the use of Borrowings.  There is no assurance that any of the Fund's leveraging strategies will be successful.  The Fund also cannot assure investors that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

The Fund's use of leverage creates the opportunity for increased share net income, but also creates special risks for Common Shareholders, such as (a) the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of Preferred Shares or the use of other forms of effective leverage, are borne entirely by the Common Shareholders, and (b) the possibility that (i) Common Share income will fall if the dividend rate on Preferred Shares rises, (ii) Common Share income will fluctuate because the dividend rate on Preferred Shares varies or (iii) Common Share long-term returns will be diminished if the cost of effective leverage exceeds the return on the securities acquired with the proceeds of such leverage.

The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any Preferred Shares and the interest expenses associated with the use of residual interest bonds.  The issuance of any Preferred Shares would leverage the Common Shares and the Preferred Shares would have a senior claim on the distribution of the Fund's assets over the Common Shares.  If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's portfolio of investments, the benefit to the holders of the Common Shares of issuing Preferred Shares would be reduced.  If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of the Fund's Common Shares than if the Fund had not issued Preferred Shares.

If the Fund seeks an investment grade rating from a NRSRO for any Preferred Shares issued by the Fund, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating.  Accordingly, the Fund cannot assure the issuance of any Preferred Shares will result in a higher yield or return to the Fund's Common Shareholders.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Common Shareholders.  Changes in the future direction of interest rates are very difficult to predict accurately.  The Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares.  Liquidation of Preferred Shares when the prices of municipal securities are low may result in capital loss and may reduce returns to Common Shareholders.

The investment advisory fee paid to Dreyfus (part of which is paid by Dreyfus to Standish) will be calculated on the basis of the Fund's average daily total Managed Assets, including assets purchased with effective leverage, so the fees will be higher when such leverage is utilized.  Because the fees received by the Advisers are based on the Fund's Managed Assets, the Advisers have a financial incentive for the Fund to engage in leverage, which may create a conflict of interest between the Advisers and the Fund's Common Shareholders.

For additional risks associated with leverage, see "Use of Leverage—Leverage Risks."

Principal Risks of Investing in Derivatives and Other Strategic Transactions

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.  If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Additionally, some derivatives the Fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.  The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, Standish will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Contracts and Options on Futures Contracts.  Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to Standish's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Options.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.

Swap Agreements.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness and approved by Standish.  In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaptions typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Structured Notes and Related Instruments.  The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The value of structured instruments may move in the same or the opposite direction as the value of the embedded index, so that appreciation of the embedded index may produce an increase or decrease in the interest rate or value of the instrument at maturity.  The terms of structured instruments may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment.  Consequently, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s) so that the instrument may be more or less volatile than the embedded index, depending on the multiplier.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Credit Derivatives.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If Standish is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Standish is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Other Risks of Investing in the Fund

Tax Risk

In order to be tax-exempt, municipal securities generally must meet certain regulatory requirements.  Although the Fund will invest in municipal securities that pay income that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Standish to be reliable), from federal income tax, if any such municipal security fails to meet these regulatory requirements, the income received by the Fund from its investment in such securities and distributed by the Fund to Common Shareholders will be taxable.  Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear.  Additionally, the Fund may not be able to close out certain derivatives contracts when it wants to.  Consequently, Common Shareholders may receive payments that are treated as ordinary income for federal income tax purposes.

A portion of the Fund's dividends may be subject to the federal alternative minimum tax.  Consequently, Common Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax by purchasing Common Shares.

Inflation Risk

Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of money.  As inflation increases, the real value of the Common Shares and distributions thereon can decline.  In addition, during periods of rising inflation, short-term interest rates and the Fund's cost of leverage would likely increase, reducing returns to Common Shareholders to the extent that such increased cost is not offset by commensurately higher income.

Recent Developments

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the U.S. and global financial markets.  The United States and other countries currently are in a period of capital markets disruption and instability.  The Advisers believe that in 2007 and 2008, the U.S. capital markets entered into a period of disruption as evidenced by increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets.  The Advisers believe the United States and other countries are also in a period of slowing economic growth or perhaps a recession, and these conditions may continue for a prolonged period of time or worsen in the future.  This period may increase the probability that these risks could negatively impact the Fund's portfolio.

The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of municipal securities they issue.  Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities.  Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of securities issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.  Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations.

The recent instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the municipal securities in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.  The Advisers will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that they will be successful in doing so.

Market Disruption Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Non-Diversification Risk

The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Anti-Takeover Provisions

Certain provisions of the Fund's Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure.  The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company.  These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See "Description of Shares" and "Certain Provisions of the Articles of Incorporation and By-Laws."

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund's investment objective, its policy to invest at least 80% of its Managed Assets in municipal securities and certain investment restrictions designed to limit investment risk have been adopted by the Fund as fundamental policies.  Among other fundamental restrictions, which are set forth in the Fund's SAI, the Fund may not invest more than 25% of its Managed Assets in securities of issuers in any one industry, except that this limitation does not apply to municipal securities backed by the assets and revenues of governments or political subdivisions of governments.  In addition, the Fund has adopted a fundamental investment policy to invest at least 25% of its Managed Assets in infrastructure.  See "Investment Objective and Policies" in the SAI for a complete list of the fundamental investment policies of the Fund.  The Fund's fundamental policies and restrictions cannot be changed without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares (if any) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (if any) voting as a separate class.  When used with respect to the Fund as a whole or particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.  All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed by the Fund's Board of Directors without shareholder approval.

The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from NRSROs on any Preferred Shares that it issues or under the terms of Borrowings.  The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund has incurred leverage which begins (or is expected) to adversely affect Common Shareholders.  To attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may seek to shorten the average maturity of its overall investment portfolio or may reduce any indebtedness or extend the maturity of any outstanding Preferred Shares or reduce any Borrowings.  The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing any Preferred Shares.  As explained above under "Use of Leverage—Leverage Risks," the success of any such attempt to limit leverage risk depends on Standish's ability to accurately predict interest rate or other market changes.  Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

If the Fund incurs leverage and market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased or otherwise increase Borrowings.

Hedging and Related Strategies

The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital.  These hedging strategies may include using financial futures contracts; options on financial futures contracts; swap agreements or options thereon; and options based on either an index of municipal securities or on taxable debt securities whose prices, in the opinion of Standish, correlate with the prices of the Fund's investments.  Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to Common Shareholders as taxable distributions.  There is no assurance that these hedging strategies will be available at any time or that Standish will determine to use them for the Fund or, if used, that the strategies will be successful.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  [None of the Fund's Directors is an "interested person" (as defined in the 1940 Act) of the Fund.]  The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Advisers, custodian, transfer agent and dividend disbursing agent.  The management of the Fund's day-to-day operations is delegated to its officers and Dreyfus, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.  The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during at least the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

The Fund's investment adviser is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $238 billion in approximately 183 mutual fund portfolios.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $27.9 trillion in assets under custody and administration and $1.4 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Under its Investment Advisory Agreement with the Fund, Dreyfus furnishes a continuous investment program for the Fund's portfolio and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Fund's Board of Directors.  Dreyfus is responsible for the overall management of the Fund's portfolio and for the supervision and ongoing monitoring of the Subadviser.  Dreyfus also maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  Dreyfus also performs certain other administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund.  Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of Dreyfus.

For its services under the Investment Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly investment advisory fee computed at the annual rate of      % of the average daily value of the Fund's Managed Assets.  "Managed Assets" of the Fund shall mean total assets of the Fund, including any form of effective leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to effective leverage obtained through (i) indebtedness of any type (including, without limitation, borrowings from banks or other financial institutions or the issuance of debt securities or through the purchase of residual interest bonds), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies and/or (iv) any other means, all as determined in accordance with generally accepted accounting principles.  For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Fund's assets invested in an TOBs Issuer of which the Fund owns the residual interest bond.

In addition to the monthly advisory fee, the Fund pays all other expenses incurred in the operation of the Fund, including, without limitation:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or its affiliates, SEC fees and state Blue Sky qualification fees, leverage expenses, rating agency fees, listing fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, expenses of repurchasing shares, costs of preparing, printing and distributing shareholders reports, proxy statements and reports to governmental agencies, and any extraordinary expenses.

Sub-Investment Adviser

Dreyfus has engaged its affiliate, Standish Mellon Asset Management Company LLC, to serve as the Fund's sub-investment adviser. Standish, which is an indirect wholly-owned subsidiary of BNY Mellon, is a dedicated fixed income manager that traces its roots back to 1933, when its predecessor firm, Standish, Ayer & Wood, Inc., began managing fixed income portfolios for U.S. financial institutions, banks and insurance companies.  Standish offers a wide range of discretionary and non-discretionary credit-based and specialty bond strategies for U.S. and global pension funds, sovereign wealth funds, central banks, endowments, foundations, insurance companies and other institutional investors as well as for retail, individual and high net worth investors.  As of December 31, 2012, Standish had $        billion in assets under management.

Pursuant to the Sub-Investment Advisory Agreement between Dreyfus and Standish, Standish is responsible for implementation of the Fund's investment strategy and investment of the Fund's assets on a day-to-day basis in accordance with the Fund's investment objective and policies.  For these services, Dreyfus (and not the Fund) has agreed to pay Standish a monthly sub-investment advisory fee computed at the annual rate of      % of the average daily value of the Fund's Managed Assets.

If the Fund utilizes leverage, the fees paid to the Advisers for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets.  The Fund's investment advisory fees and other expenses are paid only by the Common Shareholders and not by holders of the Preferred Shares, if any.

The basis for the Fund's Board of Directors initial approval of the Investment Advisory Agreement and Sub-Investment Advisory Agreement will be provided in the Fund's initial report to Common Shareholders.  The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

Portfolio Managers

Christine L. Todd, Jeffrey Burger and Daniel Rabasco are the Fund's primary portfolio managers and have served as such since the Fund's inception.  Ms. Todd is president of Standish, and has served as the director of Standish's tax exempt fixed-income department since December 2001.  She also serves as a portfolio manager of tax exempt bond portfolios for Standish's institutional and individual clients.  Ms. Todd has been employed at Standish since 1995.  Mr. Burger is a portfolio manager for tax sensitive strategies at Standish, where he has been employed since 2009.  Prior to joining Standish, Mr. Burger was a portfolio manager and senior analyst at Columbia Management.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish, where he has been employed since 1998.

See "Management Arrangements—Portfolio Management" in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.  [The Fund's other portfolio managers are identified in the SAI.]

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund's Common Shares is determined no less frequently than weekly, generally on the last day of the week that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).  To calculate net asset value, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

The Fund's investments generally are valued by an independent pricing service (the "Service") approved by the Fund's Board of Directors.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service may employ electronic data processing techniques and/or a matrix system to determine valuations.  The Service's procedures are reviewed by the Advisers under the general supervision of the Fund's Board of Directors.  If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Fund may value those investments at fair value as determined in accordance with procedures approved by the Fund's Board of Directors.  Fair value of investments may be determined by the Fund's Board of Directors, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from prices used by other funds to calculate their net asset values.  Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the Fund's net asset value.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund's first regular distribution, the Fund intends to implement a Level Rate Distribution Policy, pursuant to which the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time. Distributions can only be made from net investment income after making any required payments on any interest rate transactions and paying any accrued dividends to holders of Preferred Shares (if any).  The Fund's ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from its investments.  The Fund also may fund a portion of its distributions with gains from the sale of portfolio securities and other sources.  The Fund expects to declare the initial monthly distribution on the Common Shares within approximately [45] days, and paid approximately [60 to 90] days, from the completion of this offering, depending on market conditions.  At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income, in which case the undistributed net investment income would be available to supplement distributions in future monthly periods.  At other times, in addition to paying out current net investment income, the Fund may pay out accumulated undistributed income or may return capital.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.  Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See "Tax Matters."

A Level Rate Distribution Policy would result in the payment of distributions in approximately the same amount or percentage to Common Shareholders each month.  If the source of the distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect.  Nevertheless, Common Shareholders who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure regarding distributions carefully, and should not assume that the source of any distribution from the Fund is net profits.

The Fund intends to distribute each year all of its net investment income and net short-term capital gain.  In addition, at least annually, the Fund intends to distribute all of its net realized capital gains, if any, to Common Shareholders.  The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding Preferred Shares).  At least annually, the Fund also intends to distribute to Common Shareholders their pro rata share of any available net capital gain.

Unless a Common Shareholder elects to receive distributions in cash, all of its distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan, as outlined below.

Although it does not currently intend to do so, the Board of Directors may change the Fund's Level Rate Distribution Policy and the amount or timing of distributions, based on a number of factors, including the variable rate of interest received on the Fund's portfolio, dividends payable on Preferred Shares (if any) and the expense of any other effective leverage used by the Fund, the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.  As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's Level Rate Distribution Policy could change.

Dividend Reinvestment Plan

The Fund's Plan is commonly referred to as an "opt-out" plan.  Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by                      as agent (the "Plan Agent").  Common shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.  Common shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.  The Plan Agent serves as agent for the Common Shareholders in administering the Plan.  After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants.  The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per common share plus estimated brokerage commissions on that date.  The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date.  The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per common share on the payment date.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent.  Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions.  When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account.  If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $         fee plus $      per share in brokerage commissions.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.  Common Shares may be purchased through any of the Underwriters, acting as broker or, after the completion of this offering, acting as dealer.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund.  Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.  There are no other charges to participants for reinvesting dividends or capital gain distributions.  Purchases and/or sales are usually made through a broker affiliated with                 .

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution.  The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund.  All correspondence concerning the Plan should be directed to the Plan Agent by calling       , or writing    .

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.  See "Tax Matters."

DESCRIPTION OF SHARES

Common Shares

The Fund is authorized to issue 250,000,000 shares of common stock, $.001 par value per share.  The Fund's Board of Directors, with the approval of a majority of the Directors and without action by the Fund's shareholders, may amend the Fund's Articles of Incorporation to increase or decrease the total number of shares of stock of the Fund or the number of shares of any class that the Fund has authority to issue.  The Common Shares have no preemptive, conversion, exchange, redemption or appraisal rights.  Each share has equal voting, dividend, distribution and liquidation rights.  The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable.  Common Shareholders are entitled to one vote per share.  All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election (assuming the Fund has not issued any Preferred Shares) if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors.  Whenever Preferred Shares and Borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See "—Preferred Shares" and "—Limited Issuance of Preferred Shares and Borrowings" below.

The Fund's Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "      ."  Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each calendar year.  The foregoing description and the description below under "Certain Provisions of the Articles of Incorporation and By-Laws" are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

Preferred Shares

The Fund's Articles of Incorporation authorize the Fund's Board of Directors, without approval of the Fund's Common Shareholders, to classify any unissued Common Shares into Preferred Shares, par value $.001 per share, in one or more classes or series, with rights as determined by the Fund's Board of Directors.

Limited Issuance of Preferred Shares and Borrowings.  Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation preference of up to one-half of the value of the Fund's Managed Assets less liabilities other than Borrowings, measured immediately after issuance of the Preferred Shares.  "Liquidation preference" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation preference of the Preferred Shares is less than one-half of the value of the Fund's assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution.  Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%.  With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than Borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund.  Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise.  The Fund may purchase or redeem any Preferred Shares and/or reduce outstanding Borrowings if necessary to maintain required asset coverage.

In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for Preferred Shares, if any, or commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.  Preferred Shares, if any, would have complete priority over the Fund's Common Shares.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares, if any, will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.  Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares.  Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class.  In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.  In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined single class vote of the holders of Preferred Shares and Common Shares.

Redemption, Purchase and Sale of Preferred Shares.  The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends.  The terms may also state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered.  Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.  See "Use of Leverage."

The discussion above describes the Fund's Board of Directors' present intention with respect to a possible offering of Preferred Shares.  If the Fund's Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.  Commencing with the first annual meeting of shareholders, and if at such time, the number of Directors shall be three (3) or more but not more than twelve (12), the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively.  At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years.  This provision could delay for up to two years the replacement of a majority of the Board of Directors.  A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.  The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end fund.  Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the Common Shareholders unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund.

A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.  The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) any merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) any issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with Borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required.  The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally no earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting[; however, for the 2014 annual meeting of shareholders, the notice must be given not earlier than December 31, 2013 and not later than the close of business on January 31, 2014].

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.  These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

CLOSED-END STRUCTURE

The Fund is a newly organized, non-diversified closed-end management investment company.  Closed-end investment companies differ from open-end investment companies (open-end funds or mutual funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares, the fund will redeem or buy back the shares at "net asset value."  Open-end funds generally offer new shares on a continuous basis to new investors, and closed-end investment companies generally do not.  The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund's investments.  By comparison, closed-end investment companies are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end investment companies frequently trade at a discount to their net asset value.  See "Principal Risks of the Fund—Risk of Market Price Discount From Net Asset Value."  Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount.  We cannot guarantee or assure, however, that the Fund's Board of Directors will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share.  See "Repurchase of Common Shares."  The Fund's Board of Directors also may consider converting the Fund to an open-end fund, which would require a vote of the shareholders of the Fund.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares also may trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value.  The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase its Common Shares in the open market or make tender offers for its Common Shares at net asset value.  During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the Fund's net asset value.  For more information see "Repurchase of Shares" in the SAI.  Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Fund's Common Shares trading at a price which approximates their net asset value.  Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective.  To the extent the Fund may need to liquidate investments to fund repurchases of its Common Shares, this may result in higher portfolio turnover, which results in increased Fund expenses, including transaction costs on the sale of municipal securities and on the reinvestment in other municipal securities.  The Fund's Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations.  Any Common Share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  See "Tax Matters" for a description of the potential tax consequences of a share repurchase.

TAX MATTERS

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof.  Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.  The following tax discussion assumes that you are a U.S. Common Shareholder and that you hold the Common Shares as a capital asset (generally, property held for investment).

The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income.  As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

The Fund intends to invest a sufficient portion of its assets in tax-exempt municipal securities so that it will be permitted to pay "exempt-interest dividends" (as defined under applicable federal income tax law).  Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional Common Shares, ordinarily will constitute income exempt from regular federal income tax under current federal tax law.  Interest on certain municipal securities, such as certain private activity bonds, however, is included as an item of tax preference in determining the amount of a taxpayer's federal alternative minimum taxable income.  To the extent that the Fund receives income from such municipal securities, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to Common Shareholders to the extent that their tax liability is determined under the federal alternative minimum tax.  Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax.  The Fund will annually provide a report indicating the percentage of the Fund's income attributable to municipal securities subject to the federal alternative minimum tax.  Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal securities.

In addition to exempt-interest dividends, the Fund also may distribute to its Common Shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains).  These distributions may be subject to federal, state and local taxation, depending on a shareholder's situation. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund.  Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares.  [Long-term capital gains are currently taxable at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will increase to 20%, and the maximum rate applicable to ordinary income will increase to 39.6%, in both cases for taxable years beginning after December 31, 2012.  For taxable years beginning after December 31, 2012, certain individuals, estates and trusts will be subject to an additional 3.8% tax on net investment income, including net capital gains.]  The Fund does not expect that any part of its distributions to Common Shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as "qualified dividend income" to non-corporate shareholders.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements.  If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Common Shareholder's gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service ("IRS") currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, if the Fund issues Preferred Shares, it will designate dividends made with respect to Common Shares and Preferred Shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Fund during the year.

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the Fund's dividend and capital gains distributions with respect to that Common Shareholder (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund's taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders.  Generally a Common Shareholder's gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year.  Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income.  [For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates.  As noted above, absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% and the maximum rate applicable to ordinary income will increase to 39.6%, for taxable years beginning after December 31, 2012.  An additional 3.8% tax may apply to certain individual, estate or trust shareholders' taxable distributions and to any capital gains for taxable years beginning after December 31, 2012.]  Any loss on the sale of Common Shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.  If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the Common Shareholder on such Shares.  Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Fund's Common Shares to which exempt-interest dividends are allocated is not deductible.  Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed trusts even though such trusts are not directly used for the purchase or ownership of the shares.  In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may hold or acquire municipal securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

As with all investment companies, the Fund may be required to "backup" withhold U.S. federal income tax at the current rate of 28% (increasing to 31% in 2013) of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

The Fund may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.  Fund distributions also may be subject to state and local taxes.  You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

UNDERWRITING

Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom                                                are acting as representatives (collectively, the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Underwriters	Number of Common Shares

Total

The Underwriters are offering the Common Shares subject to their acceptance of the shares from the Fund and subject to prior sale.  The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions.  The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken.  However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $      per Common Share under the public offering price.  The underwriting discounts and commissions (sales load) of $      per Common Share are equal to      % of the public offering price. Investors must pay for any Common Shares purchased on or before              , 2013.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                 additional Common Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions.  The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus.  To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load), and proceeds, after expenses, to the Fund.  These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase up to an additional            Common Shares.

Total
	Per Share	No Exercise	Full Exercise
Public offering price	$	$	$
Sales load	$	$	$
Proceeds, after expenses, to the Fund	$	$	$

Offering costs paid by the Fund (other than the sales load) will not exceed $      per Common Share sold by the Fund in this offering.  If the offering costs referred to in the preceding sentence exceed this amount, Dreyfus will pay the excess.  The aggregate offering costs (excluding the sales load) to be borne by the Fund are estimated to be $               in total (or $               if the Underwriters exercise their over-allotment option in full).  See "Summary of Fund Expenses."

The fees to certain Underwriters described below under "—Additional Compensation to Be Paid by Dreyfus" are not reimbursable to Dreyfus by the Fund, and are therefore not reflected in expenses payable by the Fund.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed 5% of the total number of Common Shares offered by them.

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance.  The trading or "ticker" symbol is "    ."

The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus (the "restricted period"):

•
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

•	file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

The restrictions described in the immediately preceding paragraph to do not apply to the sale of Common Shares to the Underwriters or any Common Shares issued pursuant to the Plan.  The restricted period described in the preceding paragraph will be extended if:  (i) during the last 17 days of the restricted period the Fund issues an earnings release or a material news event relating to the Fund occurs; or (ii) prior to the expiration of the restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period or provides notification to the Representatives of any earnings release or material news or material event that may give rise to an extension of the initial restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The Representatives, in their sole discretion, may release the Common Shares and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares.  Specifically, the Underwriters may sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position.  A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option.  The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market.  In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option.  The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position.  The Underwriters must close out any naked short position by purchasing Common Shares in the open market.  A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in this offering.  As an additional means of facilitating this offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares.  Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering.  These activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares.  The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund, the Advisers and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering.  The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders.  Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

Prior to this offering, there has been no public market for the Common Shares.  The initial public offering price for the Common Shares was determined by negotiation among the Fund, Dreyfus and the Representatives.  There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

In connection with the requirements for listing the Common Shares on the       , the Underwriters have undertaken to sell lots of       or more Common Shares to a minimum of      beneficial owners in the United States. The minimum investment requirement is      Common Shares.

An affiliate of Dreyfus has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.  As of the date of this prospectus, the Dreyfus affiliate owned 100% of the outstanding Common Shares.  Dreyfus may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as Underwriters and, subject to certain restrictions, may act as such brokers while they act as Underwriters.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities.  Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Advisers and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required.  Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of                           is                            .

Additional Compensation to be Paid by the Advisers

The Advisers (and not the Fund) have agreed to pay                             , from their own assets, upfront structuring and syndication fees in the amount of $                     for services relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) marketing issues with respect to the Fund's investment policies and proposed investments, (ii) the overall marketing and positioning thesis for the offering of the Common Shares, (iii) securing participants in the Fund's initial public offering, (iv) preparation of marketing and diligence materials for Underwriters, (v) conveying information and market updates to the Underwriters, and (vi) coordinating syndicate orders in this offering.  If the over-allotment option is not exercised, the upfront structuring and syndication fees paid to                     will not exceed        % of the total public offering price of the Common Shares.  These services provided by                to the Advisers are unrelated to the Advisers' function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Advisers (and not the Fund) have agreed to pay                                                , from their own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $                                          .  If the over-allotment option is not exercised, the upfront structuring fee paid to                                 will not exceed            %, of the total public offering price of the Common Shares.  These services provided by this Underwriter to the Advisers are unrelated to the Advisers' function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The amount of these structuring and syndication fees are calculated based on the total respective sales of Common Shares by these Underwriters, including those Common Shares included in the Underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows.  The sales load the Fund will pay of $            per share is equal to    % of the total public offering price of the Common Shares.  The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $           in the aggregate, which amount will not exceed         % of the total public offering price of the Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication and structuring fee payments to the Underwriters will not exceed          % of the total public offering price of the Common Shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Fund's securities and cash are held under a custodian agreement with [The Bank of New York Mellon], an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286.  The transfer agent and dividend disbursing agent for the Fund's shares is [Computershare Shareowner Services LLC, located at 480 Washington Boulevard, Jersey City, New Jersey 07310].

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to its Common Shareholders, including a list of investments held.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Stroock & Stroock & Lavan LLP, New York, New York.                                    advised the Underwriters in connection with the offering of the Common Shares.  Stroock & Stroock & Lavan LLP and                               may rely as to certain matters of Maryland law on the opinion of                                                .                           , an independent registered public accounting firm, provides auditing services to the Fund.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page
Description of the Fund
Investment Objective and Policies
Investments, Investment Techniques and Risks
Investment Restrictions
Management of the Fund
Management Arrangements
Determination of Net Asset Value
Portfolio Transactions
Summary of the Fund's Proxy Voting Policy, Procedures and Guidelines
Repurchase of Shares
Taxation
Counsel and Independent Registered Public Accounting Firm
Financial Statement
Appendix A—Ratings
Privacy Policy

                                  Shares

[LOGO]

Dreyfus Municipal Infrastructure Fund, Inc.

Common Shares

_________________

PROSPECTUS

_________________

                 , 2013

Until            , 2013 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 28, 2012

DREYFUS MUNICIPAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION
                        , 2013

Dreyfus Municipal Infrastructure Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Fund's prospectus relating to its shares of common stock, par value $0.001 per share ("Common Shares") dated               , 2013 (the "Prospectus").  This SAI does not include all of the information that a prospective investor should consider before purchasing Common Shares.  Investors should obtain and read the Prospectus prior to purchasing such shares.  A copy of the Fund's Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling 1-800-DREYFUS, by writing to the Fund at 200 Park Avenue, New York, New York 10166, or by visiting www.dreyfus.com.  The information contained in, or that can be accessed through, the website is not part of the Prospectus or this SAI.  You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS

Page

Description of the Fund
Investment Objective and Policies
Investments, Investment Techniques and Risks
Investment Restrictions
Management of the Fund
Management Arrangements
Determination of Net Asset Value
Portfolio Transactions
Summary of the Fund's Proxy Voting Policy, Procedures and Guidelines
Repurchase of Shares
Taxation
Counsel and Independent Registered Public Accounting Firm
Financial Statement
Appendix A -- Ratings
Privacy Policy

DESCRIPTION OF THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").  It was formed as a Maryland corporation on December 21, 2012.

The Fund's investment adviser is The Dreyfus Corporation ("Dreyfus" or the "Adviser").  Dreyfus has engaged Standish Mellon Asset Management Company LLC ("Standish" or the "Sub-Adviser" and together with Dreyfus, the "Advisers"), to serve as the Fund's sub-investment adviser and to provide day-to-day management of the Fund's investments, subject to the supervision of Dreyfus.

The following information supplements and should be read in conjunction with the Fund's Prospectus.  No investment in the Fund's Common Shares should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek to provide as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.  The Fund will seek to achieve its investment objective by investing in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the income from which is exempt from federal income tax (collectively, "municipal securities"), that the Sub-Adviser, has identified as stable credits that finance the development, support or improvement of infrastructure in the United States.  Although the Fund seeks to provide income exempt from federal income tax, the Fund may invest up to [30]% of its Managed Assets in municipal securities the income from which is subject to the federal alternative minimum tax applicable to individuals (the "AMT").

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities issued to finance infrastructure projects in the United States, its territories and possessions (such as Puerto Rico and Guam).  Infrastructure sectors and projects include transportation (e.g., roads, tunnels and bridges, airports, seaports, railways and mass transit systems), energy and utilities (e.g., natural gas transmission and distribution, power plants, water treatment and distribution centers, wastewater treatment facilities, oil and gas pipelines), social infrastructure (e.g., schools, healthcare facilities, public facilities, convention centers), water and environment (e.g., drinking water, wastewater, solid waste, flood control, coastal management), and other similar public sectors and projects that support or facilitate the development or improvement of economic, health, and cultural and social standards in the United States.  The Fund will invest 25% or more of its Managed Assets in infrastructure and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one of the infrastructure sectors or projects described herein.  Standish retains broad discretion to allocate the Fund's investments across various infrastructure sectors and projects.

The Fund will invest at least [50]% of its Managed Assets in municipal securities that, at the time of purchase, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the nationally recognized statistical rating organizations ("NRSROs") that rate such securities, or, if unrated, determined to be of comparable quality by Standish.  The Fund may invest up to [50]% of its Managed Assets in municipal securities that are rated below investment grade or are the unrated equivalent as determined by Standish at the time of investment.  No more than [10]% of the Fund's Managed Assets may be invested in municipal securities that are rated below B-/B3 by an NRSRO or are the unrated equivalent as determined by Standish at the time of investment.  The Fund will seek to maintain an effective duration of up to 10 years, which takes into account the effect of optional call provisions of the municipal securities in the Fund's portfolio, but not the Fund's use of leverage.  The Fund will seek to maintain a levered effective duration of up to 14 years, which takes into account the effects of the Fund's use of leverage and optional call provisions of the municipal securities in the Fund's portfolio.

There is no assurance the Fund will achieve its investment objective.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following is a description of the types of municipal securities and investments related to municipal securities in which the Fund intends to primarily invest.  The Fund's use of certain of the investment techniques described below may give rise to taxable income.

Municipal Securities Generally

The Fund invests in municipal securities, the income from which is, in the opinion of counsel to the issuer (or on the basis of other authority believed by the Sub-Adviser to be reasonable), exempt from federal income tax, although such income may be subject to the AMT.  Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities.  Municipal securities are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues.  Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.  Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately.  The purchase of call options on specific municipal securities may protect the Fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity.  The sale by the Fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the Fund.

While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to the AMT.  Taxable municipal securities also may include remarketed certificates of participation.  The Fund may invest in these municipal securities if the Sub-Adviser determines that their purchase is consistent with the Fund's investment objective.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state.  Sizable investments in these securities could increase risk to the Fund should any of the related projects or facilities experience financial difficulties.  The Fund may invest more than 25% of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of infrastructure projects, or securities whose issuers are located in the same state).  In doing so, the Fund may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.  The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due.  Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.  Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California.  In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011.  Stockton, California also filed for bankruptcy in July 2012, making it the largest U.S. city in history to file for bankruptcy.  The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption.  One effect of these provisions could be to increase the cost of the municipal securities available for purchase by the Fund and thus reduce available yield.  Common Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.  If any such proposal were enacted that would reduce the availability of municipal securities for investment by the Fund so as to adversely affect Common Shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders (including holders of Preferred Shares issued by the Fund, if any) for their consideration.  If legislation were enacted that would treat a type of municipal securities as taxable, the Fund would treat such security as a permissible Taxable Investment (as discussed below), within the applicable limits set forth herein.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, lease obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  Certain lease obligations may be considered illiquid.  Determination as to the liquidity of such securities is made in accordance with guidelines established by the board.  Pursuant to such guidelines, the board has directed the Sub-Adviser to monitor carefully the Fund's investment in such securities with particular regard to:  (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Sub-Adviser may deem relevant.  In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Sub-Adviser to consider:  (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Sub-Adviser may deem relevant.

Special Taxing Districts

Some municipal securities may be issued in connection with special taxing districts.  Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment.  The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.  They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.  Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.  The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Floating and Variable Rate Municipal Securities

Variable and floating rate municipal securities provide for adjustment in the interest rate paid on the obligations.  The interest rate on a floating rate obligation ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate.  The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.  Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.  Because of the interest rate adjustment feature, variable and floating rate municipal securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the Fund.

Indexed and Inverse Floating Rate Municipal Securities

Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates.  Interest and principal payable on certain securities also may be based on relative changes among particular indexes.  So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts:  (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

The Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, the Fund will transfer to a trust fixed rate municipal securities held in the Fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities.  In return for the transfer of the municipal securities to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  For accounting purposes, the Fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the Fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.  Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging which may magnify the Fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.  Investments in inverse floaters may be illiquid.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons.  The Fund expects to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.  The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Sub-Adviser, must be equivalent to the quality standard prescribed for the Fund.  In addition, the Sub-Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, the Fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Municipal securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience declines in value prior to their actual delivery.  The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  The Fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Zero Coupon, Pay-In-Kind and Step-Up Securities

Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed below) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Below Investment Grade Municipal Securities

The Fund may invest up to [50]% of its Managed Assets in below investment grade municipal securities (commonly referred to as "junk bonds" or "high yield securities"), such as those rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") and BB or lower by Standard & Poor's Corporation Ratings Group, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings, Inc. ("Fitch") or securities comparably rated by other NRSROs, or in unrated securities determined by Standish to be of comparable quality at the time of investment.  The Fund will not invest more than [10]% of its Managed Assets in municipal securities that are rated below B-/B3 by an NRSRO or are the unrated equivalent as determined by Standish at the time of investment.  If a security is not rated or is subject to some external agreement (such as a letter of credit) from a bank which was not considered when the security was rated, the Sub-Adviser may determine that the security is of comparable quality to those rated securities in which the Fund may invest.  For purposes of the percentage requirements described in this paragraph, such unrated securities will be considered to have the rating so determined.

Municipal securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by NRSROs, at the time of investment or, if unrated, deemed to be of comparable quality by the Sub-Adviser, though higher yielding, are characterized by higher risk.  These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities.  These securities generally are considered by the NRSROs to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of NRSROs represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of the Fund's investments in below investment grade municipal securities may be more dependent on the Sub-Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade municipal securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade municipal securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer or obligor.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.  Adverse publicity and investor perceptions may decrease the values and liquidity of these securities.  In such cases, the Sub-Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  The Fund will not have any arrangement with any person concerning the acquisition of such securities.

Subsequent to its purchase by the Fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Fund.  Neither event will require the sale of such securities by the Fund, but the Sub-Adviser will consider such event in determining whether the Fund should continue to hold the securities.  In addition, it is possible that an NRSRO might not timely change its ratings of a particular issue to reflect subsequent events.  To the extent the ratings given by an NRSRO for any securities change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.  A general description of the ratings of S&P, Moody's and Fitch of municipal securities is set forth in Appendix A to this SAI.

Stand-By Commitments

Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.  The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.

Other Municipal Securities

The Fund also may invest in the following types of municipal securities and investments related to municipal securities in which the Fund may invest, although the Fund will not invest more than 20% of its Managed Assets in these instruments collectively and does not currently intend to invest more than 5% of its Managed Assets in any one type of instrument.  As with the Fund's investments in other types of municipal securities described in this SAI, investing in these securities may give rise to taxable income.

Tax Exempt Participation Interests

A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security.  These instruments may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank").  Co-Lenders may sell such securities to third parties called "Participants."  The Fund may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests").  Co-Lenders and Participants interposed between the Fund and the borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."  A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank.

The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower.  The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security.  The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower.  The Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent.  In the event of the insolvency of the Intermediate Participant, the Fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower.  Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest.  Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

The Fund may have difficulty disposing of participation interests and Assignments because to do so it will have to assign such securities to a third party.  Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular participation interests or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its NAV.

For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest.  As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Pre-Refunded Municipal Securities

The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.  Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.  However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Mortgage-Related Municipal Securities

Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families.  Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries.

Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.  Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.  The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk.  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below).  Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by an NRSRO.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.  Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid.  The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities.  Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA.  The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling.  Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool.  The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers.  Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees.  GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes.  This guarantee is backed by the full faith and credit of the U.S. Government.  GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae.  Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees.  The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs").  Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Treasury has historically had the authority to purchase obligations of FNMA and FHLMC.  In addition, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies' stock, as described below.  In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship.  Since 2009, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities.  While the Federal Reserve's purchases have terminated, the Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012.  While the Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, Treasury or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.  In August 2012 it was reported that FNMA and FHLMC had collectively drawn $190 billion in federal aid and paid $46 billion in dividends since being placed in conservatorship in 2008.  When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).  The U.S. Government's commitment to ensure that FNMA and FHLMC have sufficient capital to meet their obligations is, however, unaffected by the downgrade.  Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether.  FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities.  Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by the Fund.

Commercial Mortgage-Related Securities.  Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.  Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans.  In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.  The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities.  Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities.  CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by:  (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The ability of the Fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.  It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent.  The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure.  PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios.  Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO").  IOs and POs can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs").  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.  ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans.  Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Negatively amortizing ARMs may provide limitations on changes in the required monthly payment.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities.  Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers the Fund or the price of the Fund's Common Shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Other Permitted Investments

Taxable Investments

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments").  Municipal securities subject to the AMT are not included for purposes of this limitation.  Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to Common Shareholders.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor the Fund's share price is guaranteed.

Treasury Inflation-Protected Securities ("TIPS") are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal must be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.  See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to Common Shareholders from interest income earned by the Fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA."  While the long-term impact of the downgrade is uncertain, the value of Fund Common Shares may be adversely affected by any future downgrades of the U.S. Government's credit rating.

Inflation-Indexed Securities

Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Other inflation-related bonds may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Investment Companies

The 1940 Act currently limits the Fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds ("ETFs"), subject to certain exceptions, to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund's total assets with respect to any one investment company; and (3) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by Dreyfus.  Such investments will not be subject to the limitations described above.

Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index.  These may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares").  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities.  For an ETF with a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Illiquid Securities

The Fund may invest up to [25]% of its Managed Assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.  Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should the Fund desire to sell them, a ready buyer will not be available at a price the Fund deems representative of their value, which could adversely affect the value of the Fund's net assets.

"Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Fund's Board or by the Sub-Adviser pursuant to guidelines established by the Board.  The Fund's Board or the Sub-Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Money Market Instruments

When the Sub-Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks.  Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities.  Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.  CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.  TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches.  The Fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  The Fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income.  Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Sub-Adviser will carefully evaluate such investments on a case-by-case basis.

Repurchase Agreements

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the Fund to resell such security at a fixed time and at a price higher than the purchase price (representing the Fund's cost plus interest).  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The Fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the Fund under a repurchase agreement.  In connection with its third party repurchase transactions, the Fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The Fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements are considered by the staff of the SEC to be loans by the Fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.  The Fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, to the extent consistent with the Fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral").  Transactions that are collateralized fully enable the Fund  to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit collateral require the Fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above for a discussion of certain risks of credit collateral rated below investment grade.  The Fund may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Derivatives

The Fund may invest in, or enter into, derivative instruments for a variety of reasons, including as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy.  These types of strategies may generate taxable income.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would.  Examples of derivative instruments that the Fund may use (in addition to inverse floaters) include financial futures contracts, swap contracts (including interest rate and credit default swaps), options, options on financial futures, options on swap contracts or other derivative instruments, such as structured notes and credit derivatives.  The Sub-Adviser may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.  Derivatives involve greater risks than if the Fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  The Fund could experience losses if its derivatives were poorly correlated with underlying instruments or the Fund's other investments or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to the Fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Requirements to maintain cover might impair the Fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If the Sub-Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by the Fund also is subject to the Sub-Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if the Fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA and, therefore, is not subject to registration or regulation as a CPO under the CEA.  On February 9, 2012, the CFTC adopted amendments to its rules that may affect the ability of the Fund to continue to claim this exclusion.  Alternatively, the Fund may be limited in its ability to use futures contracts or options thereon or engage in swap transactions and potentially certain types of forward transactions, if the Fund continued to claim the exclusion.  Under the amendments, in order to be eligible to continue to claim the exclusion, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swap agreements) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the Fund's net asset value, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  If the Fund were no longer able to claim the exclusion, Dreyfus would become subject to registration and regulation as a CPO with respect to the Fund.  In the event that Dreyfus is required to register as a CPO with respect to the Fund, the Fund's disclosure and operations would need to comply with all applicable CFTC regulations, in addition to all applicable SEC regulations.  Compliance with these additional registration and regulatory requirements may increase Fund expenses to Common Shareholders.  The Fund and Dreyfus are continuing to analyze the effect of these rule changes, including available no-action relief from the CFTC, on the Fund.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions

A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date.  When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If the Fund has written a call option, it assumes a short futures position.  If the Fund has written a put option, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.  Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes and interest rates, to the extent the Fund can invest in the underlying reference security, instrument or asset.  A security future obligates the Fund to purchase or sell an amount of a specific security at a future date at a specific price.  An index future obligates the Fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Options

A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  The Fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. exchanges or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Call and put options in which the Fund may invest include call and put options on specific securities (or groups or "baskets" of specific securities), including U.S. Government securities, municipal securities or mortgage-related securities, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.  The Fund also may invest in call and put options on indexes.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.  The Fund is permitted to engage in these transactions to the extent that the Fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Swap Transactions

Swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared.  Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For example, the Fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Fund.  Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  Swap agreements will tend to shift investment exposure from one type of investment to another.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of Dreyfus' repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the Fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC.  In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); and credit default swaps, in each case, to the extent that the Fund can invest in the underlying reference security, instrument or asset.

Index Swap Transactions.  An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.  An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount.  These transactions typically are entered as a hedge against interest rate changes.  One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline.  The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate.  Caps and floors have an effect similar to buying or writing options.  Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Credit Linked Securities

Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives

Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index.  Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments.  The risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes).  If the Fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller of credit protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan.  Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to the Fund.  The Fund receives a coupon and par redemption, provided there has been no credit event of the reference entity.  The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the Fund for the reference entity default risk.  The Fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness.

Structured Securities and Hybrid Instruments

Structured Securities.  Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where the Fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index").  When the Fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market.

Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures, and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including interest rate hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks.

Custodial Receipts

Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian.  Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts.  These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.  For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian.  As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.  Although under the terms of a custodial receipt the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.  In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options, futures, swap and/or interest rate transactions, and any combination of options, futures, swaps and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Other Investment Techniques

Short-Selling

In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security.  The Fund may make short sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns.  To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.  The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will:  (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance.  The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the Fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The Fund may recall the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  An investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash or cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the Fund.

INVESTMENT RESTRICTIONS

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus.  The Fund also has adopted certain investment restrictions limiting the following activities except as specifically authorized.  The Fund may not:

1.
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry (expect as described in this SAI and the Prospectus), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.
Purchase or sell physical commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

3.
Purchase or sell real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

4.	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

5.
Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

6.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

7.	Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom.

8.
Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swaps and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this investment restriction.

9.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

10.
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

If a percentage restriction set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The investment restrictions numbered 1 through 7 in this SAI have been adopted as fundamental policies of the Fund.  Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares, if any, voting as a separate class.  The Fund also may not change its investment policy to invest at least 80% of its Managed Assets in municipal securities without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares (if any) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (if any) voting as a separate class.  When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Upon 60 days' prior written notice to Common Shareholders, however, the Fund may change its investment policy to permit it to invest less than 80% of its Managed Assets in municipal securities issued to finance infrastructure projects in the United States, its territories and possessions (such as Puerto Rico and Guam).  With respect to investment restriction number 1, the Fund will invest 25% or more of its Managed Assets in infrastructure and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one of the infrastructure sectors or projects described in this SAI or the Prospectus.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value.  If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%.  If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Preferred Shares, voting separately as a class.  The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class.  In the event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund.

The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers or industries, the Fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors.  The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Adviser and the Sub-Adviser and the Fund's custodian and transfer agent.  The management of the Fund's day-to-day operations is delegated to its officers, the Adviser and the Sub-Adviser, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.

Board of Directors of the Fund

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(2)
[To be Provided]
___________________________________
(1)	The address for each Director is 200 Park Avenue, New York, New York 10166
(2)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Dreyfus Family of Funds

Each Director has been a Director of the Fund since its inception.  Additional information about each Director who is not an "interested person" (as that term is defined in the 1940 Act) of the Fund or the Advisers ("Independent Director") follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

[TO BE FILED BY AMENDMENT]

Share Ownership

The table below indicates the dollar range of each Director's ownership of shares of funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of                   , 2013.  As the Fund had not commenced offering its shares prior to the date of this SAI, no Common Shares of the Fund were owned by any Directors.

Name of Director	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member

[TO BE PROVIDED]

As of the date of this SAI, none of the Directors or their immediate family members owned securities of the Adviser, the Sub-Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisers.

Compensation of Directors

Annual retainer fees and meeting attendance fees are allocated among funds in the Dreyfus Family of Funds with the same board on the basis of net assets, with the Chairman of the Board receiving an additional 25% of such compensation.  The Fund reimburses Directors for their expenses.  The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The aggregate amount of compensation estimated to be paid to each Director by the Fund for the fiscal year ending                      , 2013, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses next to each board member's total compensation) for the year ended December 31, 2012, were as follows:

Name of Director	Aggregate Estimated Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid To Director(**)

_________________

*	Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Board and expenses reimbursed to Directors for attending board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the Dreyfus Family of Funds, including the Fund, for which the Director served in 2012.

Board's Role in Fund Governance

Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Advisers and their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser and its affiliates, service providers, including the Adviser's Chief Investment Officer (or a senior representative of his office), the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Independent Director) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Adviser and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  As warranted, the Board also receives informational reports from the Board's independent legal counsel regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Advisers and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Directors be Independent Directors and as such are not affiliated with the Advisers.  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors.  [Currently, all of the Fund's Directors, including the Chairman of the Board, are Independent Directors.]  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Advisers, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to:  (i) the services that the Advisers and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operation of the Fund are conducted by Fund officers and employees of the Advisers and their affiliates; and (iii) the Board's oversight role in management of the Fund.

Additional Information about the Board and its Committees

The Fund's Board has standing Audit, Nominating and Compensation Committees, each comprised of its Independent Directors.  The functions of the Audit Committee are (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Nominating Committee is responsible for selecting and nominating persons as Directors for election or appointment by the Board and for election by Common Shareholders (and Preferred Shareholders, if any).  In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in its charter.  The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the Nominating Committee's charter.  The function of the Compensation Committee is to establish appropriate compensation for serving on the Board.  The Board also has a standing Pricing Committee comprised of any one Director; the function of the Pricing Committee is to assist in valuing Fund investments.

Officers of the Fund

BRADLEY J. SKAPYAK, President since December 2012.  Chief Operating Officer and a director of Dreyfus since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 72 investment companies (comprised of 156 portfolios) managed by Dreyfus.  He is 53 years old and has been an employee of Dreyfus since February 1988.

JAMES WINDELS, Treasurer since December 2012.  Director – Mutual Fund Accounting of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 54 years old and has been an employee of Dreyfus since April 1985.

KIESHA ASTWOOD, Vice President and Assistant Secretary since December 2012.  Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  She is 39 years old and has been an employee of Dreyfus since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2012.  Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 46 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2012.  Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  She is 56 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2012.  Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 50 years old and has been an employee of Dreyfus since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2012.  Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 49 years old and has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2012.  Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 60 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2012.  Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 47 years old and has been an employee of Dreyfus since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since December 2012.  Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 53 years old and has been an employee of Dreyfus since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2012.  Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 44 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2012.  Senior Accounting Manager – Fixed Income Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 48 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2012.  Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 45 years old and has been an employee of Dreyfus since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2012.  Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 73 investment companies (comprised of 183 portfolios) managed by Dreyfus.  He is 45 years old and has been an employee of Dreyfus since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2012.  Chief Compliance Officer of Dreyfus and the Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios).  He is 55 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

MANAGEMENT ARRANGEMENTS

Investment Adviser

Dreyfus serves as the Fund's investment adviser.  Dreyfus is a wholly-owned subsidiary of The Bank of New York Mellon Corporation.  Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Pursuant to an Investment Advisory Agreement with the Fund (the "Investment Advisory Agreement"), Dreyfus provides management services to the Fund.  After an initial two-year term, the Investment Advisory Agreement will continue from year to year provided that it is approved by (i) the Fund's Board of Directors or (ii) holders of a "majority of the outstanding" (as defined in the 1940 Act) Common Shares and Preferred Shares, if any, provided that in either event the continuance also is approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement is terminable without penalty by:  (i) the Fund's Board of Directors or vote of the holders of a majority of the outstanding Common Shares and Preferred Shares, if any, on 60 days' notice to the Adviser, or (ii) the Adviser on not less than 90 days' notice to the Fund.  The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.

Under the Investment Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly investment advisory fee computed at the annual rate of     % of the average daily value of the Managed Assets of the Fund.

Sub-Investment Adviser

The Sub-Adviser is a wholly-owned subsidiary of BNY Mellon, and an affiliate of Dreyfus.  The Sub-Adviser is responsible for implementation of the Fund's investment strategy and investment of the Fund's assets on a day-to-day basis in accordance with the Fund's investment objective and policies pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Adviser and Dreyfus.  For these services, Dreyfus (and not the Fund) has agreed to pay the Sub-Adviser a monthly sub-investment advisory fee computed at the annual rate of      % of the average daily value of the Managed Assets of the Fund.

After an initial two-year term, the Sub-Advisory Agreement will continue from year to year provided that it is approved by (i) the Fund's Board of Directors or (ii) holders of a "majority of the outstanding" (as defined in the 1940 Act) Common Shares and Preferred Shares, if any, provided that in either event the continuance also is approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement is terminable without penalty by:  (i) the Adviser on 60 days' notice to the Sub-Adviser; (ii) the Fund's Board of Directors or vote of the holders of a majority of the outstanding Common Shares and Preferred Shares, if any, on 60 days' notice to the Sub-Adviser; or (iii) the Sub-Adviser on not less than 90 days' notice to the Fund and the Adviser.  The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for any reason.

Portfolio Management

Christine L. Todd, Jeffrey Burger and Daniel Rabasco are the Fund's primary portfolio managers and have served as such since the Fund's inception.  Ms. Todd is president of Standish, and has served as the director of Standish's tax exempt fixed-income department since December 2001.  She also serves as a portfolio manager of tax exempt bond portfolios for Standish's institutional and individual clients.  Ms. Todd has been employed at Standish since 1995.  Mr. Burger is a portfolio manager for tax sensitive strategies at Standish, where he has been employed since 2009.  Prior to joining Standish, Mr. Burger was a portfolio manager and senior analyst at Columbia Management.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish and has been employed there since 1998.

Portfolio Manager Compensation

Portfolio managers are compensated by the Sub-Adviser, and are not compensated by the Fund.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Sub-Adviser's Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on the Sub-Adviser's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of the Sub-Adviser's products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to the Sub-Adviser.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.  Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Share Ownership

The Fund is a newly organized investment company.  Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.

Management of Other Accounts

The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, unless otherwise indicated.  [None of the funds or accounts are subject to a performance-based advisory fee.]

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Christine L. Todd		$		$		$
Jeffrey Burger
Daniel Rabasco

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").  As used herein, "Adviser" means Dreyfus and/or the Sub-Adviser, as applicable.

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocate to the Fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of an Adviser.  The Adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.  In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investments in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including Dreyfus, the Sub-Adviser and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund or the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to the Adviser or the Fund, or effect transaction on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of the Adviser.  Accordingly, the Adviser has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics

The Fund, Dreyfus and the Sub-Adviser each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund.  In that regard, portfolio managers and other investment personnel employed by Dreyfus or the Sub-Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee.  Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.  The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at 1-202-551-8090), is available on the EDGAR Database on the SEC's web site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Section, Washington, D.C. 20549-0102.

Transfer and Dividend Disbursing Agent and Custodian

[Computershare Shareowner Services LLC], located at [Newport Office Center VII, 480 Washington Boulevard, Jersey City, New Jersey 07310] (the "Transfer Agent"), is the Fund's transfer and dividend disbursing agent.  Pursuant to a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

[The Bank of New York Mellon], an affiliate of Dreyfus, located at [One Wall Street, New York, New York 10286] (the "Custodian"), serves as custodian for the investments of the Fund.  The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.  Pursuant to a custody agreement applicable to the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund's Common Shares is determined no less frequently than [weekly, generally on the last] day of the week that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).  To calculate net asset value, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

Substantially all of the Fund's investments, including municipal securities, interest rate and credit default swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the Fund's Board of Directors.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other investments is determined by the Service based on methods which include consideration of:  yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service may employ electronic data processing techniques and/or a matrix system to determine valuations.  The Service's procedures are reviewed by the Advisers under the general supervision of the Fund's Board.

Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the Board or a committee or other persons designated by the Board, the amortized cost method would not represent fair value.  Listed option contracts generally are valued at the last sale price on which such securities are traded.  Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in open-end investment companies are valued at their reported net asset values each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board.

If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Fund may value those investments at fair value as determined in accordance with procedures approved by the Fund's Board of Directors.  Fair value of investments may be determined by the Fund's Board of Directors, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from prices used by other funds to calculate their net asset values.  Expenses and fees, including the investment advisory fee payable by the Fund, are accrued daily and are taken into account for the purpose of determining the Fund's net asset value.

PORTFOLIO TRANSACTIONS

Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the Fund.  The Fund uses the research facilities, and is subject to the internal policies and procedures, of the Sub-Adviser and executes portfolio transactions through the trading desk of the Sub-Adviser (the "Trading Desk").

Municipal securities held by the Fund are purchased from and sold to parties acting as either principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained.  Usually no brokerage commissions as such are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

The Trading Desk generally has the authority to select dealers and the commission rates or spreads to be paid, if any.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the dealer to execute the transaction at the best combination of price and quality of execution.

In general, dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk seeks to obtain best execution by choosing dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the dealer's execution; (v) the dealer's willingness to commit capital; (vi) the reliability of the dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., large block, illiquid security).  In selecting dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for the Fund are made independently from those for other funds or accounts managed by the Fund's portfolio managers.  Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the Fund as they believe are in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by Dreyfus and/or the Sub-Adviser.  Actions taken with respect to such other funds or accounts may adversely impact the Fund, and actions taken by the Fund may benefit Dreyfus and/or the Sub-Adviser or other funds or accounts advised by Dreyfus and/or the Sub-Adviser.  Funds and accounts managed by Dreyfus and/or the Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregate exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other funds and accounts advised by Dreyfus may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the Fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Dreyfus or the Sub-Adviser may buy for the Fund securities of issuers in which other funds or accounts advised by Dreyfus or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the Fund.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Dreyfus or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and Dreyfus or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Dreyfus or the Sub-Adviser may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients.  Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the Fund to Dreyfus or the Sub-Adviser are reasonable and fair.

SUMMARY OF THE FUND'S PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

The Fund invests primarily in municipal securities.  It is possible, however, that the Fund could acquire, directly or through a special purpose vehicle, equity securities of a municipal  issuer whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality.  The purpose of acquiring equity securities generally will be to acquire control of the municipal issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem.  In the course of exercising control of a distressed municipal issuer, the Sub-Adviser may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer.  The Advisers do not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless would provide reports to the Fund's Board of Directors on its control activities on a quarterly basis.

The Board of Directors of the Fund has delegated to Dreyfus the authority to vote proxies of companies held in the Fund's portfolio.  In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, Dreyfus, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC"), would apply BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting such proxy on behalf of the Fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the Fund.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and the Fund's proxies, and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus' and its affiliates' discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  The PPC will also consider specific interests and issues raised by Dreyfus on behalf of the Fund, which interests and issues may require that a vote for the Fund be cast differently from the collective vote in order to act in the best interests of the Fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company.  Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.

Information regarding how Dreyfus voted proxies for the Fund, if any, during the most recent 12-month period ended June 30th will be available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the Fund's Form N-PX.

REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares.  Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of the Fund's Common Shares, which may include the repurchase of Common Shares in the open market, private transactions, the making of a tender offer for Common Shares at net asset value, or the conversion of the Fund to an open-end investment company.  The Board of Directors may not decide to take any of these actions.  During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the Fund's net asset value.  In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance a repurchase of Common Shares or to make a tender offer.  Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Shares repurchases or tenders will reduce the Fund's income.  Any Common Shares repurchase, tender offer or Borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board of Directors' present policy, which may be changed by the Board of Directors, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the Common Shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of Common Shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase Common Shares; or (3) there is, in the Board of Directors' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Common Shareholders if Common Shares were repurchased.  The Board of Directors may in the future modify these conditions in light of experience.

The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those Common Shares that remain outstanding.  However, there can be no assurance that Common Share repurchases or tenders at or below net asset value will result in the Fund's Common Shares trading at a price equal to their net asset value.  Nevertheless, the fact that Common Shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

Before deciding whether to take any action, the Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its Common Shareholders and market considerations.  Based on the considerations, even if the Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its Common Shareholders, no action should be taken.

TAXATION

The following is only a general summary of some of the important federal income tax considerations generally affecting the Fund and its Common Shareholders.  Unless otherwise noted, this discussion assumes you are a U.S. Common Shareholder (as defined below) and that you hold your Common Shares as a capital asset (generally, for investment).  This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

A U.S. Common Shareholder means a person (other than a partnership) that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

No attempt is made to present a complete explanation of the federal tax treatment of the Fund's activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the Fund or its shareholders.  Common Shareholders are urged to consult their own tax advisers for more detailed information concerning the tax implications of investments in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year for treatment as a regulated investment company ("RIC") under Subchapter M of the Code.  As a RIC, the Fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC.  However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test.  A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A).  Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of the Fund's assets.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of the Fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year plus undistributed amounts from prior years.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  To the extent the Fund invests in partnerships, including in QPTPs, such investments may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investing in Municipal Securities

The Fund primarily invests in municipal securities whose income is exempt from the regular U.S. federal income tax.  Thus, it is anticipated that substantially all of the ordinary dividends to be paid by the Fund will constitute "exempt-interest dividends."  Such exempt-interest dividends will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from the Fund will not be exempt from federal income taxes.  The Fund may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by the Fund of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions."  Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from the Fund may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.

The Fund may invest up to [30]% of its Managed Assets in municipal securities the income from which is subject to AMT.  Interest on certain municipal securities, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income.  To the extent that the Fund receives income from such municipal securities, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal AMT.  The Fund will annually provide a report indicating the percentage of the Fund's income attributable to municipal obligations subject to the federal AMT.  Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal securities.

Because the ordinary dividends of the Fund are expected to be exempt-interest dividends, any interest on money a Common Shareholder of the Fund borrows that is directly or indirectly used to purchase Common Shares in the Fund will not be deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing Common Shares of the Fund.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A Common Shareholder falling into any such category should consult its tax advisor concerning its investment in the Fund that is intended to generate exempt-interest dividends.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by the Fund and the value of the Fund's portfolio would be affected.  In that event, such the Fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from the Fund may differ from the federal income tax treatment of such dividends under the Code.

Distributions

At least monthly, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income, if any, or, alternatively, the Fund may retain all or a portion of the year's net capital gain and pay U.S. federal income tax on the retained gain.  As provided under U.S. federal tax law, if the Fund elects to report such retained gain as undistributed capital gain, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained net capital gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund.  Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by the amount of their attributable share of the allocated gain in excess of the tax that is deemed to have been paid on their behalf. Distributions of the Fund's net capital gain that are properly reported by the Fund ("capital gain distributions"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares.  Distributions of the Fund's taxable ordinary income and net realized short-term capital gains will be taxable as ordinary income.  [The long-term capital gain tax rate applicable to individuals is currently 15%, and it is scheduled to increase to 20% for tax years beginning after December 31, 2012.]

If, for any calendar year, the Fund's total distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset).  The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing the potential gain or reducing the potential loss on the subsequent sale or other disposition of the Common Shares.

The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the DRD or as "qualified dividend income" to non-corporate Common Shareholders.

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose an additional tax at a rate of 3.8% on some or all of the net investment income of certain non-corporate taxpayers. For this purpose, "net investment income" includes interest, dividends (including dividends paid with respect to Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.  Common Shareholders are advised to consult their own tax advisors regarding the taxation of net investment income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund.  Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new Common Shares that are trading at or above net asset value, in which case, such Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the net asset value of those Common Shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year.  Accordingly, if the Fund issues Preferred Shares, it intends each year to allocate each type of its income between its Common Shares and Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and Preferred Shares.  Since the Fund's current and accumulated earnings and profits in the event of the issuance of Preferred Shares will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Sale of Common Shares

A sale of the Fund's Common Shares will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss.

As a general rule, any loss realized upon a taxable disposition of Common Shares in the Fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the Common Shareholder with respect to its Common Shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.  Otherwise, any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Common Shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of Common Shares will be disallowed if other substantially identical Common Shares of the Fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If a shareholder recognizes a loss with respect to the Fund's Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Common Shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Common Shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Common Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

Financial Products

Investments in options, futures contracts, forward contracts, swaps and derivatives, as well as other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation (if any) ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

Investments, if any, in municipal securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Fund to accrue and distribute income not yet received.  Similarly, the Fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, the Fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest or original issue discount income subject to taxation.  Interest payments generally are taxable when received or accrued.  The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, the Fund's investments in inflation-indexed Treasury securities may require the Fund to accrue and distribute income not yet received.  Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

The Fund may invest in below investment grade municipal securities, including debt obligations of issuers not currently paying interest or that are otherwise distressed.  Investments in debt obligations that are at risk of default present special tax issues for the Fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues would be addressed by the Fund if it invests in such securities as part of its efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investing in Mortgage Entities

Special tax rules may apply to the investments by the Fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of the Fund not to make such investments, there is no guarantee that the Fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in the Fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and Common Shareholders receiving such distributions, including Common Shares held through nominee accounts, will be deemed to have received EII.  This can result in the Fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both the Fund and its Common Shareholders, especially if the Fund has state or local governments or other tax-exempt organizations as Common Shareholders.

Payments with Respect to Securities Loans

The Fund's participation in loans of securities may affect the amount, timing and character of distributions to Common Shareholders.  With respect to any security subject to a securities loan, any amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt Common Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt Common Shareholder could realize UBTI by virtue of its investment in the Fund if the Common Shares constitute debt-financed property in the hands of the tax-exempt Common Shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt Common Shareholder also may recognize UBTI if the Fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

The Fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions paid to certain Common Shareholders who fail to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other Common Shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by the Fund to non-U.S. Common Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. Common Shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. Common Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Common Shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Common Shareholder were a U.S. Common Shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. Common Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.  All non-U.S. Common Shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. Common Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of the Fund's Common Shares.

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions.  All of the Fund's Common Shareholders should consult their tax advisers regarding the application of the foregoing rule.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. Common Shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain accountholders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of the Fund, and/or certain of the Fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the Fund.  To comply with the requirements of the HIRE Act, the Fund may, in appropriate circumstances, require Common Shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity Common Shareholders will be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.  While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have indicated that there will be a phased-in implementation of these provisions.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all Common Shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

All non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

[Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Several provisions of the Code relating to the taxation of RICs and their non-U.S. shareholders previously expired, and it is possible that those provisions could be legislatively re-enacted (possibly with retroactive effect).  Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) had a December 31, 2012 expiration date, but may be or have been, through legislative action, extended or otherwise modified.  Prospective investors should consult their own tax advisers regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.]

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of the Fund's Common Shares as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of Common Shares may be subject to state, local and foreign taxes.  Many states grant tax-free status to dividends paid to Common Shareholders of the Fund from interest income earned by the Fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.  Common Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Common Shareholders should consult their own tax advisers regarding the state, local and non-U.S. tax consequences of an investment in Common Shares and the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York  10038-4982, serves as counsel to the Fund.

                                      ,                                     , an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.  The statement of assets and liabilities of the Fund as of                        included in this SAI has been so included in reliance on the report of
                     , given on the authority of said firm as experts in auditing and accounting.

DREYFUS MUNICIPAL INFRASTRUCTURE FUND, INC.

Statement of Assets and Liabilities

AS OF                       , 2013

Assets:
Cash	$
Total Assets	$
Liabilities:
Total Liabilities		—
Net Assets applicable to _____ shares of common stock, par value $.001 per share, outstanding	$
Net asset value per common shares outstanding ($______ divided by ____ shares of common stock outstanding)	$

NOTES TO FINANCIAL STATEMENT

Note 1: Organization

Dreyfus Municipal Infrastructure Fund, Inc. (the "Fund") was formed as a Maryland corporation on December 21, 2012, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock under the Securities Act of 1933, as amended, and the sale of         shares for $           to           , an affiliate of The Dreyfus Corporation ("Dreyfus").  The proceeds of such sale were held in cash.  There are 250,000,000 shares of common stock, par value $0.001 per share ("Common Shares"), authorized.

Dreyfus has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund's offering costs (other than the sales load) exceed $    per Common Share.  The total offering costs of the Fund are expected to be approximately $           , of which the Fund is expected to bear $             .

Note 2: Accounting Policies

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement.  Actual results could differ from these estimates.  In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 3: Investment Advisory Agreement and Sub-Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with Dreyfus, pursuant to which Dreyfus will provide general investment advisory services for the Fund.  For providing these services, the Fund has agreed to pay Dreyfus an investment advisory fee, accrued daily and paid monthly, at an annual rate equal to         % of the average daily value of the Fund's Managed Assets.  "Managed Assets" are the Fund's net assets, plus the principal amount of borrowings from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any sales of municipal securities held in its portfolio to third party sponsors in connection with the creation of tender option bonds, as well as any other assets attributable to the Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for purposes of generally accepted accounting principles).

Dreyfus has entered into a Sub-Investment Advisory Agreement with its affiliate, Standish Mellon Asset Management Company LLC (the "Sub-Adviser").  The Sub-Adviser is responsible for implementation of the Fund's investment strategy and investment of the Fund's assets on a day-to-day basis in accordance with the Fund's investment objective and policies.  For its services under the Sub-Investment Advisory Agreement, Dreyfus (not the Fund) has agreed to pay the Sub-Adviser a monthly sub-investment advisory fee computed at the annual rate of     % of the average daily value of the Fund's Managed Assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of
DREYFUS MUNICIPAL INFRASTRUCTURE FUND, INC.:

[TO BE FILED BY AMENDMENT]

APPENDIX A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's and Fitch.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:  likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note:  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings.  A short-term obligation rated "A-1" is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics.  Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions.  An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1           Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2           Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3           Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions.  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Long-Term Rating Scales—Issuer Default Ratings.  Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs").  IDRs opine on an entity's relative vulnerability to default on financial obligations.  The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity.  As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although Fitch recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on Fitch's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.  For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk:  "CCC" indicates that default is a real possibility.

Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable, or the issuer is in standstill.  Conditions that are indicative of a "C" category rating for an issuer include:  (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of "RD" or "D" to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

Restricted default:  "RD" indicates an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.  This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.

Default:  "D" indicates an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects Fitch's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B."

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance.  A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality:  "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality:  "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality:  "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk:  "C" indicates that default is a real possibility.

Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

Default:  "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PRIVACY POLICY

Dreyfus Municipal Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY.  On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information.  These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past.  This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended from time to time.  We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT.  The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information.  The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

•	Information we receive from you, such as your name, address, and social security number.
•	Information about your transactions with us, such as the purchase or sale of Fund shares.
•	Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1)	Financial Statements

Part A—None

Part B—Report of Independent Registered Public Accounting Firm**
      Statement of Assets and Liabilities**

2)	Exhibits

(a)	Articles of Incorporation*
(b)	By-Laws*
(c)	Not applicable
(d)(i)	Form of specimen share certificate**
(d)(ii)	The rights of security holders are defined in the Registrant's Articles of Incorporation (Articles FIFTH, SEVENTH and EIGHTH) and the Registrant's By-Laws (Articles II and VI).
(e)	Form of Dividend Reinvestment Plan**
(f)	Not applicable
(g)(i)	Form of Investment Advisory Agreement**
(g)(ii)	Form of Sub-Investment Advisory Agreement**
(h)	Form of Underwriting Agreement**
(i)	Not applicable
(j)	Form of Custodian Agreement**
(k)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement**
(l)(i)	Opinion and Consent of Stroock & Stroock & Lavan LLP**
(l)(ii)	Opinion and Consent of Maryland Counsel**
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm**
(o)	Not applicable
(p)	Form of Investment Representation Letter**
(q)	Not applicable
(r)	Code of Ethics of the Fund, the Investment Adviser and the Sub-Investment Adviser**
(s)	Power of Attorney**
___________________________
*	Filed herewith.
**	To be filed by amendment.

Item 26.	Marketing Arrangements

See Exhibit 2(h).

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC registration fees	$ ________
New York Stock Exchange fees*	$ ________
Printing and engraving expenses*	$ ________
Auditing fees and expenses*	$ ________
Legal fees and expenses*	$ ________
FINRA fees*	$ ________
Miscellaneous*	$ ________
Total*	$ ________

___________________
*  Estimated.

Item 28.    Persons Controlled by or under Common Control with Registrant

None.

Item 29.    Number of Holders of Securities

Title of Class	Number of Record Holders

Common Shares, par value $.001 per share	[ ]

Item 30.	Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant.  The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant.  These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office.  Reference is hereby made to the following:  Article NINTH of the Registrant's Articles of Incorporation and Article VIII of the Registrant's By-Laws.

The Registrant has agreed to indemnify the Underwriters of the Registrant's common shares to the extent set forth in Exhibit 2(h).

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.  If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31(a).	Business and other Connections of Investment Adviser

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies.

The following is a list of the directors and officers of Dreyfus.

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board	3/08 - Present 3/08 - Present

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 - Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Robert G. Capone Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present

	The Bank of New York Mellon*****	Vice President	2/06 - Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 - Present 8/04 - Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc.++	Director	1/08 - Present

	Alcentra, Inc.++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Christopher E. Sheldon Chief Investment Officer, Executive Vice President and Director	Mellon Global Investing Corp.+	Senior Vice President	5/08 - Present

	BNY Mellon, National Association+	Managing Director	7/09 - Present

	The Bank of New York Mellon*****	Managing Director	7/09 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present

	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc.++	Chairman Director Senior Vice President	5/11 - Present 5/10 - Present 5/10 - 5/11

Dwight Jacobsen Executive Vice President and Director	MBSC Securities Corporation++	Executive Vice President Director	6/08 - Present 6/08 - Present

Cynthia Fryer Steer Director	None

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 - Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09

	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 8/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11 - Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 - Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present

	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present

	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present

	MBSC Securities Corporation++	Chief Compliance Officer	6/07 - Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President Senior Vice President	12/11 - Present 5/06 -12/11

John Pak Chief Legal Officer	Deutsche Bank 60 Wall Street New York, NY 10005 Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Managing Director Chief Legal Director	3/05 - 7/12 3/05 - 7/12

Gary E. Abbs Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 - Present

	Dreyfus Service Organization++	Vice President – Tax	1/09 - Present

	Dreyfus Consumer Credit Corporation++	Chairman President	1/09 - 8/10 1/09 - 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 - Present

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 - Present

	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	7/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	1/09 - Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	1/09 - 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 - Present

Anthony Mayo Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

	A P East, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	A P Management, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	A P Properties, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	AP Residential Realty, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	AP Wheels, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	BNY Mellon, National Association+	Vice President – Real Estate and Leases	7/08 - Present

	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present

	East Properties Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	FSFC, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	Holiday Properties, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present

	MELDEL Leasing Corporation Number 2, Inc.+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present

	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present

	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present

	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present

	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present

	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Ventures, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present

	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present

	Pareto New York LLC++	Vice President– Real Estate and Leases	10/07 - Present

	Pontus, Inc.+	Vice President– Real Estate and Leases	7/07 - Present

	Promenade, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	RECR, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennessee Processing Center LLC*****	Managing Director	5/08 - Present

	Texas AP, Inc.+	Vice President– Real Estate and Leases	8/07 – Present

	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present

	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present

	BNY Mellon Distributors Holdings, Inc.+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Servicing (US) Inc.+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present

	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present

	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present

	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present

	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present

	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present

	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present

	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present

	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present

	Pershing LLC*****	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 – Present

	MBNA Institutional PA Services, LLC+	Managing Director Senior Vice President	7/09 – Present 10/06-7-09

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present

	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present

	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present

	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present

	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present

	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present

	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present

	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present

	SourceNet Solutions, Inc.+	Vice President - Real Estate	7/11 - Present

	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present

	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present

	Pershing LLC*****	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 8/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, Delaware 19804.

Item 31(b).	Business and other Connections of Sub-Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Standish Mellon Asset Management Company LLC ("Standish"), the sub-investment adviser to the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Standish or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended, by Standish (SEC File No. 801-60527).

Item 32.	Location of Accounts and Records

The Bank of New York Mellon
One Wall Street
New York, New York 10286

The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Standish Mellon Asset Management Company LLC
BNY Mellon Center
201 Washington Street, Suite 2900
Boston, Massachusetts 02108

Computershare Shareowner Services LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, New Jersey 07310

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)         Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)           Not applicable.

(3)           Not applicable.

(4)           Not applicable.

(5)          Registrant hereby undertakes that:

(a)           for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)           for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)          Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 28th day of December, 2012.

DREYFUS MUNICIPAL INFRASTRUCTURE FUND, INC.

By:	s/ Bradley J. Skapyak
	Name:	Bradley J. Skapyak
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak	President (Principal Executive Officer)	December 28, 2012
Bradley J. Skapyak

/s/ James Windels	Treasurer (Principal Financial and Accounting Officer)	December 28, 2012
James Windels

/s/ Jeff Prusnofsky	Director	December 28, 2012
Jeff Prusnofsky